UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05178

Name of Fund: BlackRock Equity Dividend Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Equity Dividend Fund, 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2009

Date of reporting period: 07/31/2009

Item 1 – Report to Stockholders

EQUITIES  FIXED INCOME  REAL ESTATE   LIQUIDITY  ALTERNATIVES  BLACKROCK SOLUTIONS

Annual Report JULY 31, 2009

BlackRock Equity Dividend Fund
BlackRock Natural Resources Trust
BlackRock Utilities and Telecommunications Fund, Inc.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	ANNUAL REPORT	JULY 31, 2009

Dear Shareholder

The past 12 months reveal two distinct market backdrops — one of extreme investor pessimism and decided weakness, and another of cautious optimism and nascent signs of recovery. The first half of the period was characterized by the former, as the global financial crisis erupted into the worst recession in decades. Daily headlines recounted universal macroeconomic deterioration, financial sector casualties, volatile swings in global equity markets, and unprecedented government intervention that included widespread (and globally coordinated) monetary and quantitative easing by central banks and large-scale fiscal stimuli. Sentiment improved noticeably in March 2009, however, on the back of new program announcements by the US Treasury Department and Federal Reserve, as well as generally stronger-than-expected economic data in a few key areas, including retail sales, business and consumer confidence, manufacturing and housing.

In this environment, US equities contended with extraordinary volatility, posting steep declines through mid-March 2009 before going on a three-month rally that largely negated year-to-date losses. Late in the period, investor enthusiasm waned and a correction ensued for several weeks, mostly as a result of profit taking and portfolio rebalancing, as opposed to a change in the economic outlook. Equities rallied once again as the period drew to a close, resulting in positive year-to-date returns for all major indexes. The experience in international markets was similar to that in the United States, though performance was generally more extreme both on the decline and on the upturn. Notably, emerging markets, which lagged most developed regions through the downturn, reassumed leadership in 2009 as these areas of the globe have generally seen a stronger acceleration in economic recovery.

In fixed income markets, while the flight to quality remained a prevalent theme, relatively attractive yields and distressed valuations, alongside a more favorable macro environment, eventually captured investor attention, leading to a sharp recovery in non-Treasury assets. This has been particularly evident in the high yield sector, which has firmly outpaced all other taxable asset classes since the start of 2009. At the same time, the municipal bond market enjoyed a strong return after the exceptional market volatility of 2008, buoyed by a combination of attractive valuations, robust retail investor demand and a slowdown in forced selling. Direct aid to state and local governments via the American Recovery and Reinvestment Act of 2009 has also lent support to municipal bonds.

Total Returns as of July 31, 2009	6-month	12-month

US equities (S&P 500 Index)	21.18%	(19.96)%

Small cap US equities (Russell 2000 Index)	26.61	(20.72)

International equities (MSCI Europe, Australasia, Far East Index)	30.63	(22.60)

US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	(3.91)	7.58

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	4.47	7.85

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	4.38	5.11

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	30.11	5.30

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has clearly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional insight and timely “food for thought,” we invite you to visit our award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2009	BlackRock Equity Dividend Fund

Portfolio Management Commentary

How did the Fund perform?

•

The Fund outperformed its performance benchmark, the Russell 1000 Value Index, for the 12-month period. The Fund’s Institutional Shares outperformed the broad-market S&P 500 Index, while Service Shares performed inline and Investor A, Investor B, Investor C and Class R Shares lagged the index.

What factors influenced performance?

•

During the year, individual stock selection in the financials sector provided the biggest boost to performance relative to the Russell 1000 Value Index. Specifically, a lack of confidence in the US banking and financial systems pushed holdings in this sector toward higher-quality Canadian banks, as well as larger US-based insurance companies. The Fund also gained relative outperformance through stock selection in the industrials sector, as we held a basket of names that had exposure to broader trends of urbanization and industrialization, both domestically and abroad. Finally, the Fund’s larger cash weighting (an average of 9% during the period) contributed significantly to overall outperformance, generating nearly 100 basis points of relative performance in the face of a struggling global economy.

•

The largest detractor during the period was the Fund’s underweight position in the consumer discretionary sector. Unstable demand patterns in this space caused us to hold a significant underweight; however, this sector witnessed strong gains off market bottoms during the second quarter of 2009, adding to the Fund’s underperformance in the sector. Individual stock selection in materials also hindered results, as higher-quality names in this sector fell victim to sharp decreases in demand for metals and raw materials amid a global recession. Lastly, an underweight position in health care hurt relative performance, as investors fled for safety and bid up prices in this traditionally more defensive sector.

Describe recent portfolio activity.

•

There were few significant changes made to the Fund’s long-term investment direction. However, certain changes were made to the Fund to reflect updated concerns about underlying company fundamentals. We shed two of the Fund’s longtime holdings, Bank of America Corp. and Citigroup, Inc., given forecasts about the firms’ ability to maintain healthy dividend payments amidst government requirements surrounding the Troubled Asset Relief Program. The biggest active change was an addition to existing holdings in consumer staples, which ultimately increased the Fund’s absolute weighting by approximately 4.25%. We also added marginally to existing holdings in health care, increasing the Fund’s absolute weighting by about 2.25%.

•	With our heavier cash position, the team employed a portion of that cash into S&P 500 E-mini future contracts in an attempt to hedge against quick and unpredictable upside movements in the market.

Describe Fund positioning at period end.

•

At period end, our outlook and positioning reflect a continued concern that the US economy has shown staggering signs of stabilization in the current environment. There have been some indications of a bottoming process, but fewer signs of positive growth. The back half of 2008 witnessed severe market declines amid a global recession, and our view is that earnings upticks during the first half of 2009 have been driven largely by cost-cutting measures instead of sustainable business growth. However, visibility on company fundamentals is growing, which gives us some assurance as we approach the end of 2009.

•

The Fund is positioned to reflect our continued confidence in sustainable dividends, balance sheet strength and low-cost-of-production companies. We continue to believe that higher-quality names in the value space can offer a degree of relative earnings protection in the face of a weakened economy. Additionally, we will maintain our exposure to larger-cap, dividend-paying stocks with characteristics that include low debt, healthy earnings growth and attractive positioning within a widespread, global infrastructure development. We expect the market to increasingly reward well-run and diversified companies with international operations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example

	Actual			Hypothetical[2]

	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During the Period[1]	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During the Period[1]

Institutional	$1,000	$1,176.40	$4.26	$1,000	$1,020.88	$3.96
Service	$1,000	$1,174.90	$5.55	$1,000	$1,019.69	$5.16
Investor A	$1,000	$1,175.00	$6.04	$1,000	$1,019.25	$5.61
Investor B	$1,000	$1,170.90	$10.17	$1,000	$1,015.43	$9.44
Investor C	$1,000	$1,170.80	$10.07	$1,000	$1,015.53	$9.35
Class R	$1,000	$1,173.70	$7.55	$1,000	$1,017.86	$7.00

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.79% for Institutional, 1.03% for Service, 1.12% for Investor A, 1.89% for Investor B, 1.87% for Investor C and 1.40% for Class R), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

4	ANNUAL REPORT	JULY 31, 2009

BlackRock Equity Dividend Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in equity securities and dividend paying securities.

[3]

This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price/book ratios and lower forecasted growth values.

Performance Summary for the Period Ended July 31, 2009

			Average Annual Total Returns[5]

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	2.06%	17.64%	(19.80)%	N/A	4.89%	N/A	4.30%	N/A
Service	1.84	17.49	(19.95)	N/A	4.63	N/A	4.04	N/A
Investor A	1.68	17.50	(20.03)	(24.22)%	4.62	3.50%	4.03	3.47%
Investor B	1.06	17.09	(20.62)	(24.14)	3.79	3.45	3.39	3.39
Investor C	1.06	17.08	(20.62)	(21.40)	3.84	3.84	3.24	3.24
Class R	1.52	17.37	(20.25)	N/A	4.34	N/A	3.84	N/A
S&P 500 Index	—	21.18	(19.96)	N/A	(0.14)	N/A	(1.19)	N/A
Russell 1000 Value Index	—	18.73	(22.94)	N/A	(0.29)	N/A	0.94	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

ANNUAL REPORT	JULY 31, 2009	5

Fund Summary as of July 31, 2009	BlackRock Natural Resources Trust

Portfolio Management Commentary

How did the Fund perform?

•

The Trust underperformed its performance benchmark, the MSCI Natural Resources Index, and the broad-market S&P 500 Index for the 12-month period. Given its focus on natural resources stocks, the MSCI Natural Resources Index is deemed a more comparable benchmark for measuring the Trust’s performance.

What factors influenced performance?

•

The only energy segment that performed well during the 12-month period was the integrated oil & gas sub-sector, where companies such as Exxon Mobil Corp. are viewed favorably by risk-averse investors and do well during periods of both financial system and market stress. The Trust’s underweight in this sub-sector hampered performance, as the group outperformed significantly during the fourth quarter of 2008 when investors flocked to the stocks due to the large cash stockpiles on their balance sheets. On a longer-term basis, the fundamentals do not favor large integrated oil & gas stocks and we, therefore, remain underweight.

•

On the positive side, an allocation to Aluminum Corp. of China Ltd. boosted relative returns, as the stock rose more than 14% and represented an outsized weighting within the Trust versus the performance benchmark. Allocations to gas utilities and other non-energy sub-sectors (such as gold) with very low weightings within the benchmark benefited relative returns, as energy dropped dramatically during the period and non-energy stocks typically fared better.

•	The Trust held a 6% average weight in cash throughout the period, which modestly added to relative returns given the vast declines seen in the market.

Describe recent portfolio activity.

•

Portfolio activity was typically light during the 12 months. We sold Uranium One, Inc. and purchased First Quantum Minerals Ltd. during the volatile fourth quarter of 2008. More recently, we initiated a position in Brigham Exploration Co.

Describe Fund positioning at period end.

•

At period end, we continue to favor select energy equipment & service stocks and energy exploration & production stocks. The metals and mining allocation has also drifted higher recently within the Trust, split almost evenly between gold and other more industrial-type metals.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example

	Actual			Hypothetical[2]

	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During the Period[1]	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During the Period[1]

Institutional	$ 1,000	$ 1,300.40	$5.19	$ 1,000	$ 1,020.29	$ 4.56
Investor A	$ 1,000	$ 1,298.70	$6.95	$ 1,000	$ 1,018.75	$ 6.11
Investor B	$ 1,000	$ 1,293.90	$11.20	$ 1,000	$ 1,015.03	$ 9.84
Investor C	$ 1,000	$ 1,293.40	$11.37	$ 1,000	$ 1,014.88	$ 9.99

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.91% for Institutional, 1.22% for Investor A, 1.97% for Investor B and 2.00% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

6	ANNUAL REPORT	JULY 31, 2009

BlackRock Natural Resources Trust

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Trust invests primarily in equity securities of domestic and foreign companies with substantial natural resource assets.

[3]

This unmanaged Index covers the 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This unmanaged Index is comprised of all global securities classified as natural-resource related securities.

Performance Summary for the Period Ended July 31, 2009

		Average Annual Total Returns[5]

		1 Year		5 Years		10 Years

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	30.04%	(32.68)%	N/A	12.86%	N/A	13.21%	N/A
Investor A	29.87	(32.89)	(36.42)%	12.56	11.35%	12.92	12.31%
Investor B	29.39	(33.39)	(36.31)	11.71	11.45	12.21	12.21
Investor C	29.34	(33.43)	(34.08)	11.68	11.68	12.04	12.04
S&P 500 Index	21.18	(19.96)	N/A	(0.14)	N/A	(1.19)	N/A
MSCI Natural Resources Index	24.08	(28.17)	N/A	10.43	N/A	7.10	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

ANNUAL REPORT	JULY 31, 2009	7

Fund Summary as of July 31, 2009	BlackRock Utilities and Telecommunications Fund, Inc.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period, the Fund underperformed its composite benchmark, comprised of 70% S&P 500 Utilities Index and 30% S&P 500 Telecommunication Services Index, which returned (17.23)%. Fund results also trailed that of both the broad-market S&P 500 Index and the S&P 500 Utilities Index. The Fund invests in both utilities and telecommunication services companies; therefore, the composite benchmark provides a truer representation of the the Fund’s composition and a more comparable means for measurement.

What factors influenced performance?

•

The Fund’s underweight relative to the composite benchmark in integrated telecommunication services was the largest detractor from performance during the period. As the market fell swiftly and abruptly, investors flocked to traditional defensive areas of the market — often times ignoring fundamentals. Integrated telecommunication services like AT&T Inc. and Verizon Communications, Inc. declined by single digits, compared to the double-digit declines of all other sub-industries within the Fund’s custom benchmark. While we like AT&T and Verizon Communications, they comprise such a large portion of the benchmark that we are almost always structurally underweight within these names. In a very risk-averse market environment, this will hurt relative performance.

•

By contrast, our emphasis on wireless telecommunication services generated positive relative returns. The Fund’s overweight in the segment was beneficial, as the group held up relatively well in the midst of a dramatic broad market decline. Stock selection was also strong on a relative basis, as the Fund’s underweight in Sprint Nextel Corp. benefited return comparisons.

•	The Fund’s average cash position during the period was a little more than 7%, which benefited relative returns in a generally declining market.

Describe recent portfolio activity.

•

During market declines in late 2008,we made opportunistic purchases of stocks that we felt were undervalued. We purchased Qwest Communications International Inc. in October and November 2008. Although we trimmed this position at higher prices a few months later, we still own the stock. To generate cash for these opportunistic purchases, we sold some non-US holdings, such as Iberdrola Renovables SA and Telecom Italia SpA.

Describe Fund positioning at period end.

•

We favor utilities over telecommunications. We remain overweight in the electric utility stocks and given the year-to-date weakness in the sector, the more regulated stocks have become more attractively valued. We have also continued to emphasize US companies within the Fund.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example

	Actual			Hypothetical[2]

	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During the Period[1]	Beginning Account Value February 1, 2009	Ending Account Value July 31, 2009	Expenses Paid During the Period[1]

Institutional	$ 1,000	$ 1,082.90	$6.20	$ 1,000	$ 1,018.85	$6.01
Investor A	$ 1,000	$ 1,081.70	$7.28	$ 1,000	$ 1,017.81	$7.05
Investor B	$ 1,000	$ 1,075.60	$12.51	$ 1,000	$ 1,012.75	$12.13
Investor B1	$ 1,000	$ 1,079.10	$10.16	$ 1,000	$ 1,015.03	$9.84
Investor C	$ 1,000	$ 1,076.70	$11.69	$ 1,000	$ 1,013.54	$11.33
Investor C1	$ 1,000	$ 1,078.30	$10.67	$ 1,000	$ 1,014.54	$10.34

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.20% for Institutional, 1.41% for Investor A, 2.43% for Investor B, 1.97% for Investor B1, 2.27% for Investor C and 2.07% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

8	ANNUAL REPORT	JULY 31, 2009

BlackRock Utilities and Telecommunications Fund, Inc.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in equity and debt securities issued by domestic and foreign utilities companies, including telecommunications companies.

[3]

The S&P 500 Index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues). The unmanaged Index represents about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

[5]

This composite Index is comprised 70% of the S&P 500 Utilities Index and 30% of the S&P 500 Telecommunication Services Index, which is comprised of all stocks designed to measure the performance of telecommunications services companies within the S&P 500 Index.

Performance Summary for the Period Ended July 31, 2009

			Average Annual Total Returns[6]

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	3.42%	8.29%	(21.93)%	N/A	8.25%	N/A	4.18%	N/A
Investor A	3.00	8.17	(22.11)	(26.20)%	8.01	6.85%	3.93	3.37%
Investor B	2.17	7.56	(22.84)	(26.10)	7.11	6.80	3.12	3.12
Investor B1	2.72	7.91	(22.58)	(25.48)	7.41	7.11	3.49	3.49
Investor C	2.32	7.67	(22.80)	(23.52)	7.15	7.15	3.13	3.13
Investor C1	2.53	7.83	(22.62)	(23.34)	7.36	7.36	3.36	3.36
S&P 500 Index	—	21.18	(19.96)	N/A	(0.14)	N/A	(1.19)	N/A
S&P 500 Utilities Index	—	2.77	(20.55)	N/A	7.59	N/A	2.97	N/A
70% S&P 500 Utilities Index/ 30% S&P 500 Telecommunication Services Index	—	5.64	(17.23)	N/A	6.28	N/A	2.27	N/A

6

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

ANNUAL REPORT	JULY 31, 2009	9

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Service Shares (available only to BlackRock Equity Dividend Fund) are not subject to any sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to eligible investors. Prior to October 2, 2006, Service Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Service Share fees.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. For BlackRock Utilities and Telecommunications Fund, Inc. prior to October 2, 2006, Investor B Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor B Share fees. Investor B Shares of the Funds are no longer available for purchase except through exchanges, dividend reinvestments, and for purchase by certain qualified employee benefit plans.

•

Investor B1 Shares (available only to BlackRock Utilities and Telecommunications Fund, Inc.) are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Investor B1 Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor C Shares are subject to a distribution fee of 0.75% and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. For BlackRock Utilities and Telecommunications Fund, Inc. prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees.

•

Investor C1 Shares (available only to BlackRock Utilities and Telecommunications Fund, Inc.) are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

•

Class R Shares (available only to BlackRock Equity Dividend Fund) do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to January 3, 2003, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

10	ANNUAL REPORT	JULY 31, 2009

Disclosure of Expenses

Shareholders of the Funds/Trust may incur the following charges:

(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Fund/Trust expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2009 and held through July 31, 2009) is intended to assist shareholders both in calculating expenses based on an investment in each Fund/Trust and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each Fund’s/Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds/Trust and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ANNUAL REPORT	JULY 31, 2009	11

Portfolio Information as of July 31, 2009

BlackRock Equity Dividend Fund

Ten Largest Holdings	Percent of Long-Term Investments

JPMorgan Chase & Co.	4%
Chevron Corp.	3
Exxon Mobil Corp.	3
BHP Billiton Ltd.	3
Total SA	3
Verizon Communications, Inc.	2
Raytheon Co.	2
The Procter & Gamble Co.	2
Philip Morris International, Inc	2
International Business Machines Corp.	2

Sector Allocation	Percent of Long-Term Investments

Energy	19%
Consumer Staples	17
Financials	13
Materials	12
Industrials	11
Utilities	10
Health Care	6
Telecommunication Services	5
Information Technology	4
Consumer Discretionary	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

BlackRock Natural Resources Trust

Ten Largest Holdings	Percent of Long-Term Investments

EOG Resources, Inc.	5%
Murphy Oil Corp.	4
Transocean Ltd.	3
Devon Energy Corp.	3
Apache Corp.	3
Chevron Corp.	3
Talisman Energy, Inc.	3
Exxon Mobil Corp.	3
Occidental Petroleum Corp.	3
National Oilwell Varco, Inc.	2

Industry Allocation	Percent of Long-Term Investments

Oil & Gas Exploration & Production	23%
Integrated Oil & Gas	16
Canadian Independents	14
Energy Equipment & Services	14
Metals & Mining	9
Oil & Gas Equipment & Services	7
Oil, Gas & Consumable Fuels	6
Oil & Gas Drilling	5
Gold	2
Gas Utilities	1
Chemicals	1
Oil & Gas Producers	1
Refining, Marketing & Transportation	1

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

12	ANNUAL REPORT	JULY 31, 2009

Portfolio Information as of July 31, 2009 (concluded)

BlackRock Utilities and Telecommunications Fund, Inc.

Ten Largest Holdings	Percent of Long-Term Investments

FPL Group, Inc.	5%
NRG Energy, Inc.	4
Verizon Communications, Inc.	4
AT&T Inc.	4
Entergy Corp.	4
PPL Corp.	4
Public Service Enterprise Group, Inc.	4
The Southern Co.	4
American Electric Power Co., Inc.	3
Dominion Resources, Inc.	3

Industry Allocation	Percent of Long-Term Investments

Electric Utilities	39%
Multi-Utilities	17
Diversified Telecommunication Services	15
Independent Power Producers & Energy Traders	10
Oil, Gas & Consumable Fuels	5
Wireless Telecommunication Services	5
Gas Utilities	5
Water Utilities	2
Commercial Services & Supplies	1
Construction & Engineering	1

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including financial futures contracts and foreign currency exchange contracts as specified in Note 2 to the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instrument. A Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment or may cause a Fund to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	13

Schedule of Investments July 31, 2009	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 5.4%
General Dynamics Corp.	950,100	$52,626,039
Northrop Grumman Corp.	1,018,400	45,400,272
Raytheon Co.	1,889,200	88,697,940
Rockwell Collins, Inc.	279,500	11,794,900
United Technologies Corp.	1,326,100	72,232,667

		270,751,818

Beverages — 2.4%
The Coca-Cola Co.	1,292,900	64,438,136
Diageo Plc	3,750,900	58,471,843

		122,909,979

Capital Markets — 0.0%
The Bank of New York Mellon Corp.	73,368	2,005,881

Chemicals — 3.0%
Air Products & Chemicals, Inc.	314,500	23,461,700
The Dow Chemical Co.	584,800	12,380,216
E.I. du Pont de Nemours & Co.	2,225,400	68,831,622
Olin Corp.	1,368,200	18,867,478
Praxair, Inc.	346,500	27,089,370

		150,630,386

Commercial Banks — 5.5%
The Bank of Nova Scotia	1,726,500	73,595,618
National Bank of Canada	1,345,200	72,564,003
Royal Bank of Canada	223,900	10,658,243
The Toronto-Dominion Bank	634,900	37,195,209
U.S. Bancorp	2,015,000	41,126,150
Wells Fargo & Co.	1,726,600	42,232,636

		277,371,859

Computers & Peripherals — 2.8%
Hewlett-Packard Co.	1,330,700	57,619,310
International Business Machines Corp.	683,500	80,605,155

		138,224,465

Containers & Packaging — 0.5%
Packaging Corp. of America	842,900	16,579,843
Temple-Inland, Inc.	467,100	7,314,786

		23,894,629

Diversified Financial Services — 3.3%
JPMorgan Chase & Co.	4,240,950	163,912,717

Diversified Telecommunication Services — 4.3%
AT&T Inc.	2,832,703	74,301,800
BCE, Inc.	703,073	16,198,802
CenturyTel, Inc.	619,200	19,436,688
Manitoba Telecom Services, Inc.	83,600	2,685,133
Verizon Communications, Inc.	2,777,621	89,078,305
Windstream Corp.	1,753,142	15,375,055

		217,075,783

Electric Utilities — 4.5%
American Electric Power Co., Inc.	829,500	25,681,320
Duke Energy Corp.	1,712,320	26,506,714
Exelon Corp.	595,400	30,282,044
FPL Group, Inc.	759,400	43,035,198
FirstEnergy Corp.	423,500	17,448,200
ITC Holdings Corp.	221,000	10,541,700

Common Stocks	Shares	Value

Electric Utilities (concluded)
Northeast Utilities Inc.	437,700	$10,071,477
PPL Corp.	766,500	25,900,035
The Southern Co.	1,093,800	34,345,320

		223,812,008

Electrical Equipment — 0.3%
Rockwell Automation, Inc.	312,400	12,936,484

Energy Equipment & Services — 2.0%
Diamond Offshore Drilling, Inc. (a)	601,400	54,047,818
Halliburton Co.	1,192,000	26,331,280
Schlumberger Ltd.	397,100	21,244,850

		101,623,948

Food & Staples Retailing — 1.2%
Wal-Mart Stores, Inc.	1,231,200	61,412,256

Food Products — 4.0%
General Mills, Inc.	676,300	39,840,833
H.J. Heinz Co.	958,100	36,848,526
Kraft Foods, Inc.	1,542,703	43,720,203
Unilever NV ADR	2,912,200	79,211,840

		199,621,402

Gas Utilities — 1.1%
AGL Resources, Inc.	267,500	8,993,350
EQT Corp.	1,157,000	44,405,660

		53,399,010

Hotels, Restaurants & Leisure — 1.6%
McDonald’s Corp.	1,354,450	74,576,017
Tim Hortons, Inc.	140,100	3,795,309

		78,371,326

Household Products — 4.0%
Clorox Co.	1,084,000	66,134,840
Kimberly-Clark Corp.	850,700	49,723,415
The Procter & Gamble Co.	1,520,900	84,425,159

		200,283,414

Industrial Conglomerates — 2.3%
3M Co.	734,200	51,775,784
General Electric Co.	4,571,603	61,259,480

		113,035,264

Insurance — 2.6%
Chubb Corp.	1,132,800	52,312,704
The Travelers Cos., Inc.	1,824,594	78,585,264

		130,897,968

Machinery — 2.2%
Caterpillar, Inc. (b)	1,026,000	45,205,560
Deere & Co.	1,488,200	65,093,868

		110,299,428

Media — 0.1%
The McGraw-Hill Cos., Inc.	175,000	5,486,250

Metals & Mining — 6.0%
Aluminum Corp. of China Ltd. ADR (a)	429,020	12,390,098
BHP Billiton Ltd.	4,254,000	134,230,961
Barrick Gold Corp.	850,400	29,697,886
BlueScope Steel Ltd.	11,254,700	31,703,418
Nucor Corp.	809,200	35,985,124
Rio Tinto Ltd.	762,129	38,424,846
Southern Copper Corp.	778,600	20,056,736

		302,489,069

See Notes to Financial Statements.

14	ANNUAL REPORT	JULY 31, 2009

Schedule of Investments (continued)	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Multi-Utilities — 2.5%
Consolidated Edison, Inc.	335,500	$13,205,280
Dominion Resources, Inc.	1,289,000	43,568,200
PG&E Corp.	358,300	14,464,571
Public Service Enterprise Group, Inc.	1,319,000	42,801,550
Wisconsin Energy Corp.	267,600	11,498,772

		125,538,373

Oil, Gas & Consumable Fuels — 14.4%
BP Plc ADR	991,247	49,602,000
Cameco Corp.	881,300	24,215,809
Chevron Corp. (b)	2,019,838	140,318,146
ConocoPhillips	1,077,298	47,088,695
Consol Energy, Inc.	440,100	15,636,753
Enbridge Inc.	1,320,000	51,084,521
Exxon Mobil Corp.	1,975,506	139,055,867
Marathon Oil Corp.	1,564,900	50,468,025
Murphy Oil Corp.	183,900	10,702,980
Occidental Petroleum Corp.	562,400	40,121,616
Peabody Energy Corp.	372,100	12,320,231
Spectra Energy Corp.	1,178,860	21,643,870
Total SA ADR	2,178,300	121,222,395

		723,480,908

Paper & Forest Products — 0.8%
MeadWestvaco Corp.	1,119,300	21,815,157
Weyerhaeuser Co.	590,300	20,684,112

		42,499,269

Personal Products — 0.6%
Avon Products, Inc.	850,900	27,552,142

Pharmaceuticals — 5.6%
Abbott Laboratories	1,009,000	45,394,910
Bristol-Myers Squibb Co. (b)	3,226,300	70,139,762
Johnson & Johnson	891,800	54,301,702
Merck & Co., Inc.	778,700	23,368,787
Pfizer, Inc.	2,662,012	42,405,851
Wyeth	1,021,500	47,550,825

		283,161,837

Semiconductors & Semiconductor Equipment — 0.3%
Intel Corp.	702,216	13,517,658

Software — 0.3%
Microsoft Corp.	660,430	15,533,314

Specialty Retail — 0.1%
Home Depot, Inc.	33,428	867,122
Limited Brands, Inc.	413,900	5,355,866

		6,222,988

Textiles, Apparel & Luxury Goods — 0.7%
VF Corp.	539,400	34,893,786

Tobacco — 2.4%
Altria Group, Inc.	1,021,800	17,912,154
Lorillard, Inc.	302,700	22,315,044
Philip Morris International, Inc.	1,758,700	81,955,420

		122,182,618

Water Utilities — 0.4%
American Water Works Co., Inc.	1,065,300	20,997,063

Common Stocks	Shares	Value

Wireless Telecommunication Services — 0.4%
Vodafone Group Plc ADR	926,781	$19,073,153

Total Long-Term Investments (Cost — $4,714,537,635) — 87.6%		4,395,098,453

Short-Term Securities

BlackRock Liquidity Funds, TempFund, 0.29% (c)(d)	609,498,245	609,498,245

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.44% (c)(d)(e)	$24,669	24,668,750

Total Short-Term Securities (Cost — $634,166,995) — 12.6%		634,166,995

Total Investments (Cost — $5,348,704,630*) — 100.2%		5,029,265,448
Liabilities in Excess of Other Assets — (0.2)%		(9,196,746)

Net Assets — 100.0%		$5,020,068,702

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2009 as computed for federal income tax purposes, were as follows:

Aggregate cost	$5,350,105,832

Gross unrealized appreciation	$119,433,752
Gross unrealized depreciation	(440,274,136)

Net unrealized depreciation	$(320,840,384)

(a)	Security, or a portion of security, is on loan.

(b)	All or a portion of the security has been pledged as collateral in connection with open financial futures contracts.

(c)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempFund	609,498,245	$1,029,664
BlackRock Liquidity Series, LLC Cash Sweep Series	$(400,835,583)	$4,533,274
BlackRock Liquidity Series, LLC Money Market Series	$24,668,750	$20,371

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash proceeds from securities loans.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	15

Schedule of Investments (concluded)	BlackRock Equity Dividend Fund

•	Financial futures contracts purchased as of July 31, 2009 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation

5,360	S&P 500 EMINI	September 2009	$242,631,656	$21,187,544

•	Foreign currency exchange contracts as of July 31, 2009 were as follows:

Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

GBP	609,205	USD 997,964	State Street Bank & Trust Co.	8/03/09	$19,671
AUD	4,217,126	USD 3,452,435	State Street Bank & Trust Co.	8/04/09	73,570
CAD	6,202,778	USD 5,733,650	State Street Bank & Trust Co.	8/04/09	24,354
USD	1,446,681	CAD 1,576,061	State Street Bank & Trust Co.	8/04/09	(16,368)
USD	978,715	CAD 1,058,793	State Street Bank & Trust Co.	8/05/09	(4,159)

Total					$97,068

•	Portfolio and Currency Abbreviations:

ADR	American Depositary Receipt
AUD	Australian Dollar
CAD	Canadian Dollar
GBP	British Pound
USD	US Dollar

•

Effective August 1,2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Long-Term Investments[1]	$4,132,267,385
Short-Term Securities	609,498,245

Total Level 1	4,741,765,630

Level 2
Long-Term Investments
Common Stocks:
Beverages	58,471,843
Metals & Mining	204,359,225
Short-Term Securities	24,668,750

Total Level 2	287,499,818

Level 3	—

Total	$5,029,265,448

[1]	See above Schedule of Investments for values in each industry excluding the securities within the industries in Level 2 within the table.

Valuation Inputs	Other Financial Instruments[2]

	Assets	Liabilities

Level 1	$21,187,544	—
Level 2	117,595	$(20,527)
Level 3	—	—

Total	$21,305,139	$(20,527)

[2]	Other financial instruments are financial futures contracts and foreign currency exchange contracts which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2009

Schedule of Investments July 31, 2009	BlackRock Natural Resources Trust
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Canadian Independents — 12.7%
Addax Petroleum Corp.	44,300	$2,107,566
Canadian Natural Resources Ltd.	97,300	5,849,290
Crew Energy, Inc. (a)	270,700	1,326,801
EnCana Corp.	123,622	6,630,661
Husky Energy, Inc.	106,400	3,131,009
Iteration Energy Ltd. (a)	144,063	148,443
Nexen, Inc.	118,600	2,458,425
Niko Resources Ltd.	21,800	1,535,967
Pan Orient Energy Corp. (a)	224,000	1,174,843
Paramount Resources Ltd. (a)	75,000	500,580
Petro-Canada	86,800	3,584,806
Progress Energy Resources Corp.	140,653	1,233,856
Suncor Energy, Inc.	228,400	7,386,824
Talisman Energy, Inc.	601,800	9,301,434
TriStar Oil and Gas Ltd. (a)	222,959	2,371,882

		48,742,387

Chemicals — 0.8%
E.I. du Pont de Nemours & Co.	33,400	1,033,062
Intrepid Potash, Inc. (a)	18,400	464,784
Praxair, Inc.	18,000	1,407,240

		2,905,086

Energy Equipment & Services — 12.5%
Acergy SA ADR	85,000	908,650
Cameron International Corp. (a)	186,200	5,815,026
Dresser-Rand Group, Inc. (a)	179,800	5,233,978
Dril-Quip, Inc. (a)	56,000	2,368,240
National Oilwell Varco, Inc. (a)	239,601	8,611,260
Noble Corp.	149,900	5,075,614
Tesco Corp. (a)	106,300	1,066,189
Transocean Ltd. (a)	150,909	12,025,938
Trican Well Service Ltd.	42,500	378,742
Weatherford International Ltd. (a)	349,452	6,555,720

		48,039,357

Gas Utilities — 1.0%
EQT Corp.	102,000	3,914,760

Gold — 1.5%
Barrick Gold Corp.	51,800	1,808,973
Eldorado Gold Corp. (a)	404,500	4,066,591

		5,875,564

Integrated Oil & Gas — 14.6%
BP Plc ADR	40,800	2,041,632
Chevron Corp.	139,591	9,697,387
ConocoPhillips	112,475	4,916,282
Eni SpA ADR	19,250	896,665
Exxon Mobil Corp.	129,328	9,103,398
Hess Corp.	87,000	4,802,400
Marathon Oil Corp.	142,400	4,592,400
Murphy Oil Corp.	247,400	14,398,680
Total SA ADR	101,700	5,659,605

		56,108,449

Marine — 0.3%
Aegean Marine Petroleum Network, Inc.	72,300	1,229,100

Metals & Mining — 8.2%
Alcoa, Inc.	22,900	269,304
Aluminum Corp. of China Ltd. ADR (b)	188,500	5,443,880
BHP Billiton Ltd.	60,500	1,909,020
First Quantum Minerals Ltd.	55,700	3,709,886

Common Stocks	Shares	Value

Metals & Mining (concluded)
Franco-Nevada Corp.	75,000	$1,872,824
Goldcorp, Inc.	124,682	4,737,279
HudBay Minerals, Inc. (a)	195,000	1,444,511
Inmet Mining Corp.	12,700	532,404
Newcrest Mining Ltd.	162,000	4,086,376
Newmont Mining Corp.	9,100	376,285
Southern Copper Corp.	137,400	3,539,424
Vale SA ADR	174,000	3,433,020

		31,354,213

Oil & Gas Drilling — 4.3%
Diamond Offshore Drilling, Inc.	46,600	4,187,942
Helmerich & Payne, Inc.	95,200	3,271,072
Nabors Industries Ltd. (a)	109,000	1,855,180
Pride International, Inc. (a)	70,700	1,772,449
Rowan Cos., Inc.	50,000	1,066,500
Saipem SpA	164,500	4,458,059

		16,611,202

Oil & Gas Equipment & Services — 6.5%
BJ Services Co.	59,900	849,382
Baker Hughes, Inc.	89,300	3,616,650
Exterran Holdings, Inc. (a)	521	9,060
FMC Technologies, Inc. (a)	142,600	6,203,100
Halliburton Co.	187,400	4,139,666
Schlumberger Ltd.	75,800	4,055,300
Smith International, Inc.	80,700	2,027,991
Technip SA ADR	64,975	3,956,977

		24,858,126

Oil & Gas Exploration & Production — 20.8%
Anadarko Petroleum Corp.	63,700	3,070,340
Apache Corp.	126,760	10,641,502
Cabot Oil & Gas Corp. Class A	108,300	3,804,579
Carrizo Oil & Gas, Inc. (a)(b)	59,100	1,122,900
Cimarex Energy Co.	21,094	754,743
Denbury Resources, Inc. (a)	58,113	964,676
Devon Energy Corp.	196,898	11,437,805
EOG Resources, Inc.	210,900	15,612,927
Forest Oil Corp. (a)	45,800	771,730
Mariner Energy, Inc. (a)	132,065	1,583,459
Newfield Exploration Co. (a)	69,000	2,713,770
Noble Energy, Inc.	79,500	4,859,040
Occidental Petroleum Corp.	126,700	9,038,778
Pioneer Natural Resources Co.	36,600	1,044,930
Range Resources Corp.	156,900	7,281,729
Southwestern Energy Co. (a)	92,200	3,819,846
XTO Energy, Inc.	37,725	1,517,677

		80,040,431

Oil & Gas Producers — 0.6%
Whiting Petroleum Corp. (a)	46,700	2,146,332

Oil, Gas & Consumable Fuels — 5.1%
Arch Coal, Inc.	36,000	626,760
Brigham Exploration Co. (a)	240,000	1,171,200
CNOOC Ltd. ADR	31,400	4,186,562
Coastal Energy Co. (a)	500,000	1,499,188
Consol Energy, Inc.	68,200	2,423,146
Patriot Coal Corp. (a)(b)	27,840	233,021
Peabody Energy Corp.	139,200	4,608,912
Petroleo Brasileiro SA ADR	116,300	4,796,212

		19,545,001

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	17

Schedule of Investments (concluded)	BlackRock Natural Resources Trust
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Paper & Forest Products — 0.4%
Votorantin Celulose e Papel SA ADR (a)	100,000	$1,494,000

Refining, Marketing & Transportation — 0.4%
Valero Energy Corp.	89,000	1,602,000

Utilities — 0.3%
Williams Cos., Inc.	67,200	1,121,568

Total Long-Term Investments (Cost — $192,360,463) — 90.0%		345,587,576

Short-Term Securities

BlackRock Liquidity Funds, TempFund, 0.29% (c)(d)	37,958,571	37,958,571

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.44% (c)(d)(e)	$4,872	4,872,250

Total Short-Term Securities (Cost — $42,830,821) — 11.2%		42,830,821

Total Investments (Cost — $235,191,284*) — 101.2%		388,418,397
Liabilities in Excess of Other Assets — (1.2)%		(4,499,235)

Net Assets — 100.0%		$383,919,162

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2009 as computed for federal income tax purposes, were as follows:

Aggregate cost	$234,257,431

Gross unrealized appreciation	$164,288,388
Gross unrealized depreciation	(10,127,422)

Net unrealized appreciation	$154,160,966

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempFund	37,958,571	$55,353
BlackRock Liquidity Series, Cash Sweep Series	—	$172,168
BlackRock Liquidity Series, LLC Money Market Series	$4,872,250	$10,331
FFI Premier Institutional Fund	$(6,031,600)	—

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash proceeds from securities loans.

•	Portfolio Abbreviations:

	ADR	American Depositary Receipt

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Effective August 1,2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Long-Term Investments[1]	$335,134,121
Short-Term Securities	37,958,571

Total Level 1	373,092,692

Level 2
Long-Term Investments
Common Stocks:
Metals & Mining	5,995,396
Oil & Gas Drilling	4,458,059
Short-Term Securities	4,872,250

Total Level 2	15,325,705

Level 3	—

Total	$388,418,397

[1]	See above Schedule of Investments for values in each industry excluding the securities within the industries in Level 2 within the table.

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2009

Schedule of Investments July 31, 2009	BlackRock Utilities and Telecommunications Fund, Inc.
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Commercial Services & Supplies — 1.0%
Tetra Tech, Inc. (a)	33,600	$1,012,032

Construction & Engineering — 0.5%
Quanta Services, Inc. (a)	21,075	491,258

Diversified Telecommunication Services — 14.5%
AT&T Inc.	140,262	3,679,072
BCE, Inc.	32,500	748,800
Cable & Wireless Plc	100,500	242,092
CenturyTel, Inc.	13,000	408,070
Deutsche Telekom AG	25,700	329,725
France Telecom SA	24,300	606,111
GVT Holding SA (a)	25,900	501,272
Koninklijke KPN NV	21,100	317,364
Qwest Communications International Inc.	290,900	1,122,874
Swisscom AG	1,100	361,377
Telefonica SA	79,448	1,976,644
Verizon Communications, Inc.	120,200	3,854,814
Windstream Corp.	39,141	343,267

		14,491,482

Electric Utilities — 37.1%
Allegheny Energy, Inc.	36,600	922,686
American Electric Power Co., Inc.	106,000	3,281,760
CEZ AS	5,600	301,070
CPFL Energia SA ADR	12,100	636,339
Cia Energetica de Minas Gerais ADR	59,937	855,900
DPL, Inc.	75,000	1,796,250
Duke Energy Corp.	146,732	2,271,411
E.ON AG	20,400	770,784
EDP — Energias do Brasil SA	33,200	489,525
Edison International	37,500	1,212,000
Entergy Corp.	43,600	3,502,388
Exelon Corp.	24,600	1,251,156
FPL Group, Inc.	77,300	4,380,591
FirstEnergy Corp.	56,700	2,336,040
Fortum Oyj	11,000	254,954
ITC Holdings Corp.	49,500	2,361,150
Iberdrola SA	113,000	968,832
NV Energy, Inc.	37,500	431,250
Northeast Utilities Inc.	30,700	706,407
PPL Corp.	101,800	3,439,822
Progress Energy, Inc.	20,600	812,464
The Southern Co.	106,700	3,350,380
Westar Energy, Inc.	30,100	592,067

		36,925,226

Gas Utilities — 4.2%
EQT Corp.	30,300	1,162,914
Energen Corp.	7,700	318,164
New Jersey Resources Corp.	20,400	787,440
Questar Corp.	44,400	1,468,308
UGI Corp.	19,000	502,360

		4,239,186

Common Stocks	Shares	Value

Independent Power Producers & Energy Traders — 9.3%
The AES Corp. (a)	62,900	$804,491
AES Tiete SA (Preference Shares)	68,500	745,304
Constellation Energy Group, Inc.	72,800	2,089,360
International Power Plc	132,500	565,039
NRG Energy, Inc. (a)	147,600	4,016,196
Ormat Technologies, Inc.	25,300	1,001,627

		9,222,017

Media — 0.3%
Vivendi SA	13,000	333,236

Multi-Utilities — 15.8%
CMS Energy Corp.	15,500	200,570
Consolidated Edison, Inc.	41,400	1,629,504
Dominion Resources, Inc.	94,174	3,183,081
GDF Suez	31,689	1,210,719
NSTAR	26,200	841,020
National Grid Plc	21,218	197,928
PG&E Corp.	54,500	2,200,165
Public Service Enterprise Group, Inc.	106,000	3,439,700
RWE AG	4,500	379,637
Sempra Energy	19,100	1,001,413
Wisconsin Energy Corp.	19,100	820,727
Xcel Energy, Inc.	30,000	598,200

		15,702,664

Oil, Gas & Consumable Fuels — 4.9%
Cabot Oil & Gas Corp. Class A	12,000	421,560
Devon Energy Corp.	10,000	580,900
EOG Resources, Inc.	8,400	621,852
PetroHawk Energy Corp. (a)	16,600	403,048
Range Resources Corp.	8,200	380,562
Southwestern Energy Co. (a)	17,600	729,168
Spectra Energy Corp.	50,116	920,130
Williams Cos., Inc.	46,900	782,761

		4,839,981

Water Utilities — 2.2%
American States Water Co.	3,400	123,590
American Water Works Co., Inc.	25,500	502,605
Aqua America, Inc.	31,500	568,890
California Water Service Group	14,200	537,754
Cia Saneamento (Preference Shares) (b)	314	21,003
Companhia de Saneamento de Minas Gerais	32,000	437,186

		2,191,028

Wireless Telecommunication Services — 4.4%
America Movil, SA de CV (b)	24,000	1,032,240
American Tower Corp. Class A (a)	14,200	484,078
Crown Castle International Corp. (a)	11,000	316,140
Leap Wireless International, Inc. (a)	11,600	277,820
Millicom International Cellular SA (a)	8,000	593,200
Rogers Communications, Inc. Class B	7,300	203,232
SBA Communications Corp. Class A (a)	37,700	983,593
Vodafone Group Plc ADR	25,112	516,805

		4,407,108

Total Long-Term Investments (Cost — $73,755,257) — 94.2%		93,855,218

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	19

Schedule of Investments (concluded)	BlackRock Utilities and Telecommunications Fund, Inc.
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, 0.29% (c)(d)	6,841,531	$6,841,531

Total Short-Term Securities (Cost — $6,841,531) — 6.9%		6,841,531

Total Investments (Cost — $80,596,788*) — 101.1%		100,696,749
Liabilities in Excess of Other Assets — (1.1)%		(1,122,955)

Net Assets — 100.0%		$99,573,794

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$80,794,407

Gross unrealized appreciation	$21,496,210
Gross unrealized depreciation	(1,593,868)

Net unrealized appreciation	$19,902,342

(a)	Non-income producing security.

(b)	Convertible security.

(c)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempFund	$6,841,531	$10,919
BlackRock Liquidity Series, LLC Cash Sweep Series	$(9,194)	$87,671

(d)	Represents the current yield as of report date.

•	Portfolio Abbreviations:

	ADR	American Depositary Receipt

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Effective August 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Long-Term Investments[1]	$85,018,703
Short-Term Securities	6,841,531

Total Level 1	91,860,234

Level 2
Long-Term Investments
Common Stocks:
Diversified Telecommunication Services	3,833,313
Electric Utilities	2,295,640
Independent Power Producers & Energy Traders	565,039
Media	333,236
Multi-Utilities	1,788,284

Total Level 2	8,815,512

Level 3
Long-Term Investments
Common Stocks:
Water Utilities	21,003

Total Level 3	21,003

Total	$100,696,749

[1]	See above Schedule of Investments for values in each industry excluding the securities within the industries in Level 2 and Level 3 within the table.

The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:

Common Stock Water Utilities

Assets

Balance, as of July 31, 2008	$25,019
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)[2]	(4,016)
Net purchases (sales)	—
Net transfers in/out of Level 3	—

Balance, as of July 31, 2009	$21,003

[2]	Included in the related net change in unrealized appreciation/depreciation on investments in the Statements of Operations.

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2009

Statements of Assets and Liabilities

July 31, 2009	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust	BlackRock Utilities and Telecommunications Fund, Inc.

Assets

Investments at value — unaffiliated[1,2]	$4,395,098,453	$345,587,576	$93,855,218
Investments at value — affiliated[3]	634,166,995	42,830,821	6,841,531
Foreign currency at value[4]	955,966	689,354	392,553
Unrealized appreciation on foreign currency exchange contracts	117,595	—	—
Capital shares sold receivable	24,087,463	1,227,415	51,107
Dividends receivable	11,361,950	265,563	369,515
Investments sold receivable	2,803,682	—	—
Margin variation receivable	589,600	—	—
Prepaid expenses	146,905	36,136	15,818
Securities lending income receivable — affiliated	10,687	5,652	—

Total assets	5,069,339,296	390,642,517	101,525,742

Liabilities

Collateral at value — securities loaned	24,668,750	4,872,250	—
Unrealized depreciation on foreign currency exchange contracts	20,527	—	—
Investments purchased payable	10,302,593	689,353	1,656,447
Capital shares redeemed payable	9,414,626	610,707	142,086
Investment advisory fees payable	2,308,250	178,597	48,490
Distribution fees payable	1,110,609	127,692	25,455
Other affiliates payable	255,736	28,469	7,042
Other liabilities	39,030	5,704	68
Officer’s and Directors’ fees payable	3,681	287	66
Other accrued expenses payable	1,146,792	210,296	72,294

Total liabilities	49,270,594	6,723,355	1,951,948

Net Assets	$5,020,068,702	$383,919,162	$99,573,794

Net Assets Consist of

Paid-in capital	$5,660,266,963	$241,138,137	$86,810,114
Undistributed net investment income (accumulated net investment loss)	6,981,465	(749,937)	123,801
Accumulated net realized loss	(348,938,436)	(9,695,409)	(7,462,927)
Net unrealized appreciation/depreciation	(298,241,290)	153,226,371	20,102,806

Net Assets	$5,020,068,702	$383,919,162	$99,573,794

[1] Securities loaned — at value	$24,111,000	$4,744,940	—

[2] Investments at cost — unaffiliated	$4,714,537,635	$192,360,463	$73,755,257

[3] Investments at cost — affiliated	$634,166,995	$42,830,821	$6,841,531

[4] Foreign currency at cost	$952,812	$686,899	$391,819

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	21

Statements of Assets and Liabilities (concluded)

July 31, 2009	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust	BlackRock Utilities and Telecommunications Fund, Inc.

Net Asset Value

Institutional:
Net assets	$1,651,606,990	$49,900,325	$15,833,920

Shares outstanding, $0.10 par value	116,118,866	1,057,639	1,506,022

Net asset value	$14.22	$47.18	$10.51

Shares authorized	Unlimited	Unlimited	100 million

Service:
Net assets	$31,355,930	—	—

Shares outstanding, $0.10 par value	2,209,227	—	—

Net asset value	$14.19	—	—

Shares authorized	Unlimited	—	—

Investor A:
Net assets	$2,435,102,732	$229,126,148	$66,542,976

Shares outstanding, $0.10 par value	171,482,882	4,961,411	6,322,755

Net asset value	$14.20	$46.18	$10.52

Shares authorized	Unlimited	Unlimited	100 million

Investor B:
Net assets	$69,473,841	$21,718,610	$920,586

Shares outstanding, $0.10 par value	4,865,488	509,146	88,157

Net asset value	$14.28	$42.66	$10.44

Shares authorized	Unlimited	Unlimited	100 million

Investor B1:
Net assets	—	—	$3,676,209

Shares outstanding, $0.10 par value	—	—	349,364

Net asset value	—	—	$10.52

Shares authorized	—	—	100 million

Investor C:
Net assets	$615,159,277	$83,174,079	$4,501,990

Shares outstanding, $0.10 par value	44,137,489	1,979,857	437,908

Net asset value	$13.94	$42.01	$10.28

Shares authorized	Unlimited	Unlimited	100 million

Investor C1:
Net assets	—	—	$8,098,113

Shares outstanding, $0.10 par value	—	—	780,980

Net asset value	—	—	$10.37

Shares authorized	—	—	100 million

Class R:
Net assets	$217,369,932	—	—

Shares outstanding, $0.10 par value	15,229,874	—	—

Net asset value	$14.27	—	—

Shares authorized	Unlimited	—	—

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2009

Statements of Operations

Year Ended July 31, 2009	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust	BlackRock Utilities and Telecommunications Fund, Inc.

Investment Income

Dividends	$128,603,668	$4,919,238	$3,936,772
Foreign tax withheld	(2,356,986)	(248,849)	(83,284)
Income — affiliated	5,563,614	227,977	98,971
Securities lending — affiliated	20,371	10,331	—

Total income	131,830,667	4,908,697	3,952,459

Expenses

Investment advisory	22,314,695	2,016,332	614,041
Service — Service	41,957	—	—
Service — Investor A	4,456,352	484,497	168,070
Service and distribution — Investor B	733,724	239,757	10,171
Service and distribution — Investor B1	—	—	38,657
Service and distribution — Investor C	5,092,298	693,338	33,589
Service and distribution — Investor C1	—	—	68,869
Service and distribution — Class R	708,864	—	—
Transfer agent — Institutional	1,358,845	82,584	29,143
Transfer agent — Service	18,337	—	—
Transfer agent — Investor A	3,351,701	443,765	100,023
Transfer agent — Investor B	162,885	51,463	3,877
Transfer agent — Investor B1	—	—	12,024
Transfer agent — Investor C	926,308	184,000	9,586
Transfer agent — Investor C1	—	—	21,954
Transfer agent — Class R	436,174	—	—
Accounting services	619,429	161,446	96,152
Registration	474,084	62,804	70,193
Printing	290,987	63,863	46,055
Custodian	169,757	53,425	19,976
Officer and Directors	135,313	28,143	19,839
Professional	132,155	88,825	86,248
Miscellaneous	146,090	36,221	31,607

Total expenses	41,569,955	4,690,463	1,480,074
Less fees waived by advisor	(275,347)	(8,301)	(1,305)
Less fees paid indirectly	(145)	—	(381)

Total expenses after fees waived and paid indirectly	41,294,463	4,682,162	1,478,388

Net investment income	90,536,204	226,535	2,474,071

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(357,787,743)	(9,607,360)	(7,462,927)
Financial futures contracts	5,817,503	—	—
Foreign currency	109,590	(247,135)	7,939

	(351,860,650)	(9,854,495)	(7,454,988)

Net change in unrealized appreciation/depreciation on:
Investments	(407,086,216)	(169,547,549)	(28,567,612)
Financial futures contracts	21,187,544	—	—
Foreign currency	13,856	6,451	(2,954)

	(385,884,816)	(169,541,098)	(28,570,566)

Total realized and unrealized loss	(737,745,466)	(179,395,593)	(36,025,554)

Net Decrease in Net Assets Resulting from Operations	$(647,209,262)	$(179,169,058)	$(33,551,483)

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	23

Statements of Changes in Net Assets	BlackRock Equity Dividend Fund

	Year Ended July 31,

Increase (Decrease) in Net Assets:	2009	2008

Operations

Net investment income	$90,536,204	$46,943,999
Net realized gain (loss)	(351,860,650)	5,578,523
Net change in unrealized appreciation/depreciation	(385,884,816)	(248,374,410)

Net decrease in net assets resulting from operations	(647,209,262)	(195,851,888)

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(32,915,278)	(15,441,977)
Service	(441,650)	(109,472)
Investor A	(43,343,425)	(19,224,018)
Investor B	(1,072,120)	(916,440)
Investor C	(8,613,642)	(4,804,460)
Class R	(3,118,066)	(1,096,496)
Net realized gain:
Institutional	—	(8,235,330)
Service	—	(44,839)
Investor A	—	(9,901,143)
Investor B	—	(1,420,001)
Investor C	—	(5,064,731)
Class R	—	(649,778)
Tax return on capital:
Institutional	—	(561,389)
Service	—	(5,209)
Investor A	—	(862,842)
Investor B	—	(59,120)
Investor C	—	(311,826)
Class R	—	(58,930)

Decrease in net assets resulting from dividends and distributions to shareholders	(89,504,181)	(68,768,001)

Capital Share Transactions

Net increase in net assets derived from capital share transactions	2,116,568,607	2,444,990,311

Net Assets

Total increase in net assets	1,379,855,164	2,180,370,422
Beginning of year	3,640,213,538	1,459,843,116

End of year	$5,020,068,702	$3,640,213,538

Undistributed net investment income	$6,981,465	$5,839,852

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2009

Statements of Changes in Net Assets	BlackRock Natural Resources Trust

	Year Ended July 31,

Increase (Decrease) in Net Assets:	2009	2008

Operations

Net investment income (loss)	$226,535	$(1,222,538)
Net realized gain (loss)	(9,854,495)	12,832,260
Net change in unrealized appreciation/depreciation	(169,541,098)	56,616,414

Net increase (decrease) in net assets resulting from operations	(179,169,058)	68,226,136

Distributions to Shareholders From

Net realized gain:
Institutional	(844,577)	(3,262,487)
Investor A	(3,222,416)	(10,719,439)
Investor B	(481,269)	(2,061,398)
Investor C	(1,286,378)	(4,552,267)

Decrease in net assets resulting from distributions to shareholders	(5,834,640)	(20,595,591)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	(1,540,412)	66,681,498

Net Assets

Total increase (decrease) in net assets	(186,544,110)	114,312,043
Beginning of year	570,463,272	456,151,229

End of year	$383,919,162	$570,463,272

Accumulated net investment loss	$(749,937)	$(729,337)

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	25

Statements of Changes in Net Assets	BlackRock Utilities and Telecommunications Fund, Inc.

Increase (Decrease) in Net Assets:	Year Ended July 31, 2009	Period December 1, 2007 to July 31, 2008	Year Ended November 30, 2007

Operations

Net investment income	$2,474,071	$1,862,789	$2,106,382
Net realized gain (loss)	(7,454,988)	4,319,972	16,158,803
Net change in unrealized appreciation/depreciation	(28,570,566)	(24,001,737)	20,049,078

Net increase (decrease) in net assets resulting from operations	(33,551,483)	(17,818,976)	38,314,263

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(482,687)	(388,934)	(454,751)
Investor A	(1,806,027)	(1,323,321)	(1,377,723)
Investor B	(16,021)	(9,789)	(7,234)
Investor B1	(93,438)	(86,659)	(107,450)
Investor C	(70,444)	(32,188)	(16,756)
Investor C1	(174,214)	(115,141)	(123,612)
Net realized gain:
Institutional	(712,777)	(2,457,512)	—
Investor A	(2,825,656)	(9,478,659)	—
Investor B	(41,376)	(118,768)	—
Investor B1	(247,208)	(1,113,505)	—
Investor C	(131,014)	(321,936)	—
Investor C1	(373,896)	(1,383,322)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(6,974,758)	(16,829,734)	(2,087,526)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	(8,891,505)	4,451,326	(13,368,045)

Net Assets

Total increase (decrease) in net assets	(49,417,746)	(30,197,384)	22,858,692
Beginning of period	148,991,540	179,188,924	156,330,232

End of period	$99,573,794	$148,991,540	$179,188,924

Undistributed net investment income	$123,801	$284,630	$389,829

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2009

Financial Highlights	BlackRock Equity Dividend Fund

	Institutional					Service

								Period October 2, 2006[1] to July 31, 2007

	Year Ended July 31,					Year Ended July 31,

	2009	2008	2007	2006	2005	2009	2008

Per Share Operating Performance

Net asset value, beginning of period	$18.23	$19.57	$17.20	$15.32	$12.79	$18.19	$19.55	$17.34

Net investment income[2]	0.37	0.45	0.39	0.34	0.25	0.32	0.39	0.23
Net realized and unrealized gain (loss)	(4.02)	(1.12)	2.60	1.88	2.52	(3.98)	(1.11)	2.56

Net increase (decrease) from investment operations	(3.65)	(0.67)	2.99	2.22	2.77	(3.66)	(0.72)	2.79

Dividends and distributions from:
Net investment income	(0.36)	(0.39)	(0.39)	(0.31)	(0.24)	(0.34)	(0.36)	(0.35)
Net realized gain	—	(0.27)	(0.23)	(0.03)	—	—	(0.27)	(0.23)
Tax return of capital	—	(0.01)	—	—	—	—	(0.01)	—

Total dividends and distributions	(0.36)	(0.67)	(0.62)	(0.34)	(0.24)	(0.34)	(0.64)	(0.58)

Net asset value, end of period	$14.22	$18.23	$19.57	$17.20	$15.32	$14.19	$18.19	$19.55

Total Investment Return[3]

Based on net asset value	(19.80)%	(3.67)%	17.68%	14.68%	21.78%	(19.95)%	(3.93)%	16.42%[4]

Ratios to Average Net Assets

Total expenses	0.77%	0.74%	0.76%	0.82%	0.87%	1.01%	0.99%	1.02%[5]

Total expenses after fees waived and paid indirectly	0.76%	0.74%	0.76%	0.82%	0.87%	1.01%	0.99%	1.02%[5]

Net investment income	2.78%	2.31%	2.08%	2.10%	1.76%	2.47%	2.02%	1.60%[5]

Supplemental Data

Net assets, end of period (000)	$1,651,607	$1,107,277	$496,465	$276,433	$191,538	$31,356	$9,688	$1,642

Portfolio turnover	7%	2%	9%	2%	4%	7%	2%	9%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Total investment returns exclude the effects of any sales charges.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	27

Financial Highlights (continued)	BlackRock Equity Dividend Fund

	Investor A					Investor B

	Year Ended July 31,					Year Ended July 31,

	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$18.20	$19.55	$17.19	$15.31	$12.78	$18.27	$19.62	$17.24	$15.36	$12.83

Net investment income[1]	0.33	0.39	0.34	0.30	0.21	0.24	0.26	0.20	0.18	0.11
Net realized and unrealized gain (loss)	(4.01)	(1.12)	2.59	1.89	2.52	(4.03)	(1.16)	2.60	1.88	2.52

Net increase (decrease) from investment operations	(3.68)	(0.73)	2.93	2.19	2.73	(3.79)	(0.90)	2.80	2.06	2.63

Dividends and distributions from:
Net investment income	(0.32)	(0.34)	(0.34)	(0.28)	(0.20)	(0.20)	(0.17)	(0.19)	(0.15)	(0.10)
Net realized gain	—	(0.27)	(0.23)	(0.03)	—	—	(0.27)	(0.23)	(0.03)	—
Tax return of capital	—	(0.01)	—	—	—	—	(0.01)	—	—	—

Total dividends and distributions	(0.32)	(0.62)	(0.57)	(0.31)	(0.20)	(0.20)	(0.45)	(0.42)	(0.18)	(0.10)

Net asset value, end of year	$14.20	$18.20	$19.55	$17.19	$15.31	$14.28	$18.27	$19.62	$17.24	$15.36

Total Investment Return[2]

Based on net asset value	(20.03)%	(3.94)%	17.35%	14.42%	21.51%	(20.62)%	(4.75)%	16.50%	13.48%	20.52%

Ratios to Average Net Assets

Total expenses	1.09%	1.02%	1.03%	1.07%	1.12%	1.87%	1.80%	1.82%	1.84%	1.89%

Total expenses after fees waived and paid indirectly	1.08%	1.02%	1.03%	1.07%	1.12%	1.86%	1.80%	1.82%	1.84%	1.89%

Net investment income	2.46%	2.01%	1.80%	1.85%	1.51%	1.73%	1.31%	1.05%	1.09%	0.75%

Supplemental Data

Net assets, end of year (000)	$2,435,103	$1,733,008	$531,661	$278,233	$185,675	$69,474	$100,597	$102,810	$83,643	$78,548

Portfolio turnover	7%	2%	9%	2%	4%	7%	2%	9%	2%	4%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2009

Financial Highlights (concluded)	BlackRock Equity Dividend Fund

	Investor C					Class R

	Year Ended July 31,					Year Ended July 31,

	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$17.87	$19.22	$16.92	$15.08	$12.60	$18.29	$19.66	$17.30	$15.41	$12.87

Net investment income[1]	0.23	0.25	0.19	0.17	0.10	0.29	0.33	0.27	0.27	0.19
Net realized and unrealized gain (loss)	(3.94)	(1.11)	2.56	1.86	2.49	(4.02)	(1.13)	2.61	1.89	2.54

Net increase (decrease) from investment operations	(3.71)	(0.86)	2.75	2.03	2.59	(3.73)	(0.80)	2.88	2.16	2.73

Dividends and distributions from:
Net investment income	(0.22)	(0.21)	(0.22)	(0.16)	(0.11)	(0.29)	(0.29)	(0.29)	(0.24)	(0.19)
Net realized gain	—	(0.27)	(0.23)	(0.03)	—	—	(0.27)	(0.23)	(0.03)	—
Tax return of capital	—	(0.01)	—	—	—	—	(0.01)	—	—	—

Total dividends and distributions	(0.22)	(0.49)	(0.45)	(0.19)	(0.11)	(0.29)	(0.57)	(0.52)	(0.27)	(0.19)

Net asset value, end of year	$13.94	$17.87	$19.22	$16.92	$15.08	$14.27	$18.29	$19.66	$17.30	$15.41

Total Investment Return[2]

Based on net asset value	(20.62)%	(4.67)%	16.50%	13.56%	20.58%	(20.25)%	(4.26)%	16.96%	14.18%	21.31%

Ratios to Average Net Assets

Total expenses	1.83%	1.76%	1.78%	1.84%	1.89%	1.46%	1.34%	1.37%	1.32%	1.29%

Total expenses after fees waived and paid indirectly	1.83%	1.76%	1.78%	1.84%	1.89%	1.38%	1.33%	1.36%	1.32%	1.29%

Net investment income	1.73%	1.31%	1.04%	1.09%	0.74%	2.14%	1.68%	1.41%	1.61%	1.32%

Supplemental Data

Net assets, end of year (000)	$615,159	$570,963	$295,005	$135,557	$81,489	$217,370	$118,681	$32,259	$10,204	$2,809

Portfolio turnover	7%	2%	9%	2%	4%	7%	2%	9%	2%	4%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of any sales charges.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	29

Financial Highlights	BlackRock Natural Resources Trust

	Institutional					Investor A

	Year Ended July 31,					Year Ended July 31,

	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$71.61	$63.83	$55.85	$44.93	$29.22	$70.34	$62.73	$54.94	$44.32	$28.89

Net investment income (loss)[1]	0.24	0.17	0.17	0.16	0.02	0.10	(0.02)	0.03	0.03	(0.07)
Net realized and unrealized gain (loss)	(23.88)	10.48	10.65	11.09	15.69	(23.47)	10.32	10.48	10.92	15.50

Net increase (decrease) from investment operations	(23.64)	10.65	10.82	11.25	15.71	(23.37)	10.30	10.51	10.95	15.43

Distributions from net realized gain	(0.79)	(2.87)	(2.84)	(0.33)	—	(0.79)	(2.69)	(2.72)	(0.33)	—

Net asset value, end of year	$47.18	$71.61	$63.83	$55.85	$44.93	$46.18	$70.34	$62.73	$54.94	$44.32

Total Investment Return[2]

Based on net asset value	(32.68)%	16.86%	20.98%	25.10%	53.76%	(32.89)%	16.57%	20.66%	24.77%	53.41%

Ratios to Average Net Assets

Total expenses	0.92%	0.80%	0.83%	0.82%	0.91%	1.23%	1.06%	1.08%	1.07%	1.16%

Total expenses after fees waived	0.91%	0.80%	0.83%	0.82%	0.91%	1.22%	1.06%	1.08%	1.07%	1.16%

Net investment income (loss)	0.54%	0.23%	0.32%	0.31%	0.05%	0.24%	(0.03)%	0.05%	0.05%	(0.20)%

Supplemental Data

Net assets, end of year (000)	$49,900	$87,353	$69,739	$75,429	$52,148	$229,126	$317,892	$239,916	$208,789	$136,740

Portfolio turnover	3%	4%	6%	10%	11%	3%	4%	6%	10%	11%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of any sales charges.

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2009

Financial Highlights (concluded)	BlackRock Natural Resources Trust

	Investor B					Investor C

	Year Ended July 31,					Year Ended July 31,

	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$65.57	$59.05	$52.23	$42.47	$27.90	$64.63	$58.25	$51.57	$41.93	$27.55

Net investment loss[1]	(0.20)	(0.51)	(0.35)	(0.35)	(0.32)	(0.22)	(0.53)	(0.36)	(0.35)	(0.32)
Net realized and unrealized gain (loss)	(21.92)	9.70	9.85	10.44	14.89	(21.61)	9.58	9.72	10.32	14.70

Net increase (decrease) from investment operations	(22.12)	9.19	9.50	10.09	14.57	(21.83)	9.05	9.36	9.97	14.38

Distributions from net realized gain	(0.79)	(2.67)	(2.68)	(0.33)	—	(0.79)	(2.67)	(2.68)	(0.33)	—

Net asset value, end of year	$42.66	$65.57	$59.05	$52.23	$42.47	$42.01	$64.63	$58.25	$51.57	$41.93

Total Investment Return[2]

Based on net asset value	(33.39)%	15.69%	19.74%	23.82%	52.22%	(33.43)%	15.67%	19.72%	23.84%	52.20%

Ratios to Average Net Assets

Total expenses	1.96%	1.81%	1.85%	1.84%	1.93%	2.01%	1.84%	1.86%	1.84%	1.93%

Total expenses after fees waived	1.96%	1.81%	1.85%	1.84%	1.93%	2.01%	1.84%	1.86%	1.84%	1.93%

Net investment loss	(0.50)%	(0.77)%	(0.70)%	(0.71)%	(0.97)%	(0.55)%	(0.81)%	(0.71)%	(0.71)%	(0.97)%

Supplemental Data

Net assets, end of year (000)	$21,719	$46,394	$47,381	$57,926	$52,595	$83,174	$118,825	$99,115	$96,895	$56,131

Portfolio turnover	3%	4%	6%	10%	11%	3%	4%	6%	10%	11%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	31

Financial Highlights	BlackRock Utilities and Telecommunications Fund, Inc.

	Institutional

		Period December 1, 2007 to July 31, 2008
	Year Ended July 31, 2009
			Year Ended November 30,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$14.53	$17.85	$14.37	$11.87	$10.37	$8.22

Net investment income[1]	0.28	0.21	0.25	0.35	0.26	0.22
Net realized and unrealized gain (loss)	(3.54)	(1.84)	3.48	2.50	1.51	2.14

Net increase (decrease) from investment operations	(3.26)	(1.63)	3.73	2.85	1.77	2.36

Dividends and distributions from:
Net investment income	(0.31)	(0.23)	(0.25)	(0.35)	(0.27)	(0.21)
Net realized gain	(0.45)	(1.46)	—	—	—	—

Total dividends and distributions	(0.76)	(1.69)	(0.25)	(0.35)	(0.27)	(0.21)

Net asset value, end of period	$10.51	$14.53	$17.85	$14.37	$11.87	$10.37

Total Investment Return[2]

Based on net asset value	(21.93)%	(10.03)%[3]	26.10%	24.45%	17.25%	29.16%

Ratios to Average Net Assets

Total expenses	1.13%	0.98%[4]	0.96%	0.97%	0.98%	1.03%

Total expenses after fees waived and paid indirectly	1.13%	0.98%[4]	0.96%	0.97%	0.98%	1.03%

Net investment income	2.72%	1.99%[4]	1.57%	2.77%	2.32%	2.36%

Supplemental Data

Net assets, end of period (000)	$15,834	$24,428	$29,915	$27,255	$25,125	$23,677

Portfolio turnover	30%	8%	31%	44%	25%	11%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of any sales charges.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2009

Financial Highlights (continued)	BlackRock Utilities and Telecommunications Fund, Inc.

	Investor A

		Period December 1, 2007 to July 31, 2008
	Year Ended July 31, 2009
			Year Ended November 30,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$14.54	$17.86	$14.37	$11.88	$10.38	$8.23

Net investment income[1]	0.26	0.19	0.22	0.32	0.24	0.20
Net realized and unrealized gain (loss)	(3.55)	(1.85)	3.48	2.47	1.51	2.14

Net increase (decrease) from investment operations	(3.29)	(1.66)	3.70	2.79	1.75	2.34

Dividends and distributions from:
Net investment income	(0.28)	(0.20)	(0.21)	(0.30)	(0.25)	(0.19)
Net realized gain	(0.45)	(1.46)	—	—	—	—

Total dividends and distributions	(0.73)	(1.66)	(0.21)	(0.30)	(0.25)	(0.19)

Net asset value, end of period	$10.52	$14.54	$17.86	$14.37	$11.88	$10.38

Total Investment Return[2]

Based on net asset value	(22.11)%	(10.19)%[3]	25.90%	24.04%	16.95%	28.82%

Ratios to Average Net Assets

Total expenses	1.36%	1.22%[4]	1.20%	1.22%	1.23%	1.28%

Total expenses after fees waived and paid indirectly	1.36%	1.22%[4]	1.20%	1.22%	1.23%	1.28%

Net investment income	2.51%	1.76%[4]	1.33%	2.52%	2.07%	2.11%

Supplemental Data

Net assets, end of period (000)	$66,543	$96,086	$113,647	$93,670	$79,008	$73,286

Portfolio turnover	30%	8%	31%	44%	25%	11%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of sales charges.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	33

Financial Highlights (continued)	BlackRock Utilities and Telecommunications Fund, Inc.

	Investor B

	Year Ended July 31, 2009	Period December 1, 2007 to July 31, 2008	Year Ended November 30, 2007	Period October 2, 2006[1] to November 30, 2006

Per Share Operating Performance

Net asset value, beginning of period	$14.41	$17.69	$14.29	$13.58

Net investment income[2]	0.16	0.10	0.08	0.02
Net realized and unrealized gain (loss)	(3.51)	(1.82)	3.45	0.80

Net increase (decrease) from investment operations	(3.35)	(1.72)	3.53	0.82

Dividends and distributions from:
Net investment income	(0.17)	(0.10)	(0.13)	(0.11)
Net realized gain	(0.45)	(1.46)	—	—

Total dividends and distributions	(0.62)	(1.56)	(0.13)	(0.11)

Net asset value, end of period	$10.44	$14.41	$17.69	$14.29

Total Investment Return[3]

Based on net asset value	(22.84)%	(10.64)%[4]	24.79%	6.05%[4]

Ratios to Average Net Assets

Total expenses	2.35%	2.09%[5]	2.07%	1.96%[5]

Total expenses after fees waived and paid indirectly	2.34%	2.09%[5]	2.07%	1.96%[5]

Net investment income	1.53%	0.94%[5]	0.51%	1.00%[5]

Supplemental Data

Net assets, end of period (000)	$921	$1,483	$1,334	$238

Portfolio turnover	30%	8%	31%	44%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2009

Financial Highlights (continued)	BlackRock Utilities and Telecommunications Fund, Inc.

	Investor B1

	Year Ended July 31, 2009	Period December 1, 2007 to July 31, 2008

			Year Ended November 30,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$14.52	$17.81	$14.33	$11.84	$10.35	$8.19

Net investment income[1]	0.20	0.12	0.12	0.26	0.18	0.14
Net realized and unrealized gain (loss)	(3.54)	(1.82)	3.47	2.48	1.49	2.16

Net increase (decrease) from investment operations	(3.34)	(1.70)	3.59	2.74	1.67	2.30

Dividends and distributions from:
Net investment income	(0.21)	(0.13)	(0.11)	(0.25)	(0.18)	(0.14)
Net realized gain	(0.45)	(1.46)	—	—	—	—

Total dividends and distributions	(0.66)	(1.59)	(0.11)	(0.25)	(0.18)	(0.14)

Net asset value, end of period	$10.52	$14.52	$17.81	$14.33	$11.84	$10.35

Total Investment Return[2]

Based on net asset value	(22.58)%	(10.46)%[3]	25.13%	23.43%	16.26%	28.30%

Ratios to Average Net Assets

Total expenses	1.94%	1.77%[4]	1.75%	1.75%	1.75%	1.81%

Total expenses after fees waived and paid indirectly	1.94%	1.77%[4]	1.75%	1.75%	1.75%	1.81%

Net investment income	1.89%	1.17%[4]	0.77%	2.02%	1.56%	1.58%

Supplemental Data

Net assets, end of period (000)	$3,676	$9,460	$13,921	$18,347	$28,298	$31,935

Portfolio turnover	30%	8%	31%	44%	25%	11%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of sales charges.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	35

Financial Highlights (continued)	BlackRock Utilities and Telecommunications Fund, Inc.

	Investor C

	Year Ended July 31, 2009	Period December 1, 2007 to July 31, 2008	Year Ended November 30, 2007	Period October 2, 2006[1] to November 30, 2006

Per Share Operating Performance

Net asset value, beginning of period	$14.23	$17.50	$14.15	$13.44

Net investment income[2]	0.17	0.10	0.09	0.02
Net realized and unrealized gain (loss)	(3.47)	(1.80)	3.41	0.80

Net increase (decrease) from investment operations	(3.30)	(1.70)	3.50	0.82

Dividends and distributions from:
Net investment income	(0.20)	(0.11)	(0.15)	(0.11)
Net realized gain	(0.45)	(1.46)	—	—

Total dividends and distributions	(0.65)	(1.57)	(0.15)	(0.11)

Net asset value, end of period	$10.28	$14.23	$17.50	$14.15

Total Investment Return[3]

Based on net asset value	(22.80)%	(10.63)%[4]	24.86%	6.11%[4]

Ratios to Average Net Assets

Total expenses	2.25%	2.06%[5]	2.01%	1.97%[5]

Total expenses after fees waived and paid indirectly	2.25%	2.06%[5]	2.01%	1.97%[5]

Net investment income	1.67%	0.99%[5]	0.56%	0.98%[5]

Supplemental Data

Net assets, end of period (000)	$4,502	$4,494	$3,617	$292

Portfolio turnover	30%	8%	31%	44%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2009

Financial Highlights (concluded)	BlackRock Utilities and Telecommunications Fund, Inc.

	Investor C1

	Year Ended July 31, 2009	Period December 1, 2007 to July 31, 2008

			Year Ended November 30,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$14.34	$17.61	$14.18	$11.73	$10.25	$8.13

Net investment income[1]	0.19	0.12	0.12	0.25	0.17	0.14
Net realized and unrealized gain (loss)	(3.50)	(1.81)	3.43	2.45	1.50	2.12

Net increase (decrease) from investment operations	(3.31)	(1.69)	3.55	2.70	1.67	2.26

Dividends and distributions from:
Net investment income	(0.21)	(0.12)	(0.12)	(0.25)	(0.19)	(0.14)
Net realized gain	(0.45)	(1.46)	—	—	—	—

Total dividends and distributions	(0.66)	(1.58)	(0.12)	(0.25)	(0.19)	(0.14)

Net asset value, end of period	$10.37	$14.34	$17.61	$14.18	$11.73	$10.25

Total Investment Return[2]

Based on net asset value	(22.62)%	(10.48)%[3]	25.11%	23.30%	16.34%	28.03%

Ratios to Average Net Assets

Total expenses	2.02%	1.83%[4]	1.79%	1.79%	1.80%	1.85%

Total expenses after fees waived and paid indirectly	2.01%	1.83%[4]	1.79%	1.79%	1.80%	1.85%

Net investment income	1.84%	1.14%[4]	0.74%	1.94%	1.49%	1.53%

Supplemental Data

Net assets, end of period (000)	$8,098	$13,041	$16,754	$16,527	$14,789	$11,898

Portfolio turnover	30%	8%	31%	44%	25%	11%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of sales charges.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	37

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Equity Dividend Fund (“Equity Dividend”), BlackRock Natural Resources Trust (“Natural Resources”) and BlackRock Utilities and Telecommunications Fund, Inc. (“Utilities and Telecommunications”) (collectively referred to as the “Funds” or individually as a “Fund”), are registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Equity Dividend and Utilities and Telecommunications are registered as diversified, open-end management investment companies. Natural Resources is registered as a non-diversified, open-end management investment company. Equity Dividend and Natural Resources are organized as Massachusetts business trusts and Utilities and Telecommunications is organized as a Maryland corporation. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Boards of Trustees and the Board of Directors of the Funds are referred to throughout this report as the “Board of Directors” or the “Board.” The Funds offer multiple classes of shares. Institutional and Service Shares are sold only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B, Investor B1, Investor C and Investor C1 Shares may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement or similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor B1, Investor C, Investor C1 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor C, Investor C1 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B and Investor B1 Shares automatically convert to Investor A Shares after approximately eight years. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A distribution plan).

Fund Reorganization: On November 17, 2008, Equity Dividend acquired substantially all of the assets and assumed substantially all of the liabilities of PNC Equity Income Fund of PNC Funds, Inc. (“Equity Income”), pursuant to a plan of reorganization. Under the Agreement and Plan of Reorganization, 117,907 Investor A Shares, 869 Investor C Shares and 8,815,391 Institutional Shares of Equity Income were exchanged for 15,149 Investor A Shares, 114 Investor C Shares and 1,132,399 Institutional Shares, respectively, of Equity Dividend. The conversion ratios for Investor A Shares, Investor C Shares and Institutional Shares were 0.12848222, 0.13157670 and 0.12845704 respectively. The acquisition was accomplished by a tax-free exchange of 8,934,168 capital shares of Equity Income for 1,147,662 capital shares of Equity Dividend. Equity Income’s net assets on that date of $15,092,663, including $47,569,726 of paid-in capital, $17,596,910 of net realized capital losses and $14,880,153 of net unrealized depreciation were combined with those of Equity Dividend. The aggregate net assets immediately after the acquisition amounted to $3,196,818,529.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Securities: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value each business day. Each Fund values its investments in Cash Sweep Series and Money Market Series, each of BlackRock Liquidity Series, LLC at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by each Fund’s Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Funds might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of the Funds are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

38	ANNUAL REPORT	JULY 31, 2009

Notes to Financial Statements (continued)

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Funds report foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either receive collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments (e.g., financial futures contracts). As part of these agreements, when the value of these investments achieves a previously agreed upon value (minimum transfer amount), each party may be required to deliver additional collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds have determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

Securities Lending: The Funds may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds typically receive the income on the loaned securities but do not receive the income on the collateral. The Funds may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Funds may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities, or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. For Equity Dividend and Natural Resources the statutes of limitations on each Fund’s US federal tax returns remain open for each of the four years ended July 31, 2009. For Utilities and Telecommunications the statutes of limitations on the Fund’s US federal tax returns remain open for the two periods ended July 31, 2009 and the two years ended November 30, 2007. Additionally, for Equity Income the statute of limitations on the Fund’s US federal tax returns remains open for the period ended November 17, 2008 and each of the three years ended May 31, 2008. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In June 2009, Statement of Financial Accounting Standards No. 166, “Accounting for Transfers of Financial Assets — an amendment of FASB Statement No. 140” (“FAS 166”), was issued. FAS 166 is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. FAS 166 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the

ANNUAL REPORT	JULY 31, 2009	39

Notes to Financial Statements (continued)

effective date of FAS 166. The impact of FAS 166 on the Funds’ financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to each Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of each Fund are allocated daily to each class based on its relative net assets. Pursuant to the terms of the custody agreements, custodian fees may be reduced by amounts calculated on uninvested cash balances, which are shown on the Statements of Operations as fees paid indirectly.

2. Derivative Financial Instruments:

The Funds may engage in various portfolio investment strategies both to increase the returns of the Funds and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counter-party does not perform under the contract. The Funds may mitigate these losses through master netting agreements included within an International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreement between the Funds and their counterparties. The ISDA Master Agreement allows each Fund to offset with its counterparty each Fund’s certain derivative financial instruments’ payables and/or receivables with collateral held. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for additional information with respect to collateral practices.

The Funds are subject to equity risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives by investing in various derivative investments, as described below.

Financial Futures Contracts: The Funds may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk), or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets. Financial futures transactions involve minimal counterparty risk since financial futures contracts are guaranteed against default by the exchange on which they trade. Counterparty risk is also minimized by the daily margin variation.

Foreign Currency Exchange Contracts: The Funds may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the foreign currency backing some of the investments held by the Funds. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the US dollar. In the event of default by the counterparty to the transaction, the Funds’ maximum amount of loss, as either the buyer or seller, is the unrealized gain of the contract.

Derivatives Not Accounted for as Hedging Instruments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities”:

Equity Dividend

Values of Derivative Instruments as of July 31, 2009*

	Asset Derivatives		Liability Derivatives

	Statements of Assets and Liabilities Location		Statements of Assets and Liabilities Location

		Value		Value

Equity contracts**	Unrealized appreciation	$21,187,544		—

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$117,595	Unrealized depreciation on foreign currency exchange contracts	$20,527

Total		$21,305,139		$20,527

*	For open derivatives as of July 31, 2009, see the Schedule of Investments, which is also indicative of activity for the year ended July 31, 2009.

**

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

40	ANNUAL REPORT	JULY 31, 2009

Notes to Financial Statements (continued)

The Effect of Derivative Instruments on the Statement of Operations Year Ended July 31, 2009

	Net Realized Gain (Loss) From Derivatives Recognized in Income

	Financial Futures Contracts	Foreign Currency Exchange Contracts

Foreign currency exchange contracts	—	$(1,236,320)
Equity contracts	$5,817,503	—

The Effect of Derivative Instruments on the Statement of Operations Year Ended July 31, 2009 (concluded)

	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

	Financial Futures Contracts	Foreign Currency Exchange Contracts

Foreign currency exchange contracts	—	$178,363
Equity contracts	$21,187,544	—

Natural Resources

The Effect of Derivative Instruments on the Statement of Operations Year Ended July 31, 2009

Net Realized Gain (Loss) From Derivatives Recognized in Income

Foreign Currency Exchange Contracts

Foreign currency exchange contracts	$(207,326)

Net Change in Unrealized Appreciation/Depreciation on Derivatives

Foreign Currency Exchange Contracts

Foreign currency exchange contracts	$45

Utilities and Telecommunications

The Effect of Derivative Instruments on the Statement of Operations Year Ended July 31, 2009

Net Realized Gain (Loss) From Derivatives Recognized in Income

Foreign Currency Exchange Contracts

Foreign currency exchange contracts	$62,024

Net Change in Unrealized Appreciation/Depreciation on Derivatives

Foreign Currency Exchange Contracts

Foreign exchange contracts	$1,495

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Funds under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of each Fund. For such services, each Fund pays the Manager a monthly fee at an annual rate of 0.60% on an annual basis of the average daily value of each Fund’s net assets.

The Manager has entered into a voluntary arrangement with Equity Dividend under which the expenses incurred by each class of shares of the Fund (excluding distribution and/or service fees and certain other expenses) will not exceed 0.90%. The Manager may reduce or discontinue this arrangement at any time without notice. For the year ended July 31, 2009, the Manager waived $128,633 which is included in fees waived by advisor in the Statements of Operations.

The Manager has agreed to waive its advisory fee by the amount of investment advisory fees the Funds pay to the Manager indirectly through their investment in affiliated money market funds. These amounts are included in fees waived by advisor in the Statements of Operations.

Fees Waived By Manager

Equity Dividend	$146,684
Natural Resources	$8,301
Utilities and Telecommunications	$1,305

The Manager, on behalf of the Funds, has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by each Fund to the Manager.

Effective October 1, 2008, the Funds entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), which replaced FAM Distributors, Inc. (“FAMD”) and BlackRock Distributors, Inc. (“BDI”) (collectively, the “Distributor”) as the sole distributor of

ANNUAL REPORT	JULY 31, 2009	41

Notes to Financial Statements (continued)

the Funds. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. BRIL and BDI are affiliates of BlackRock. The service and distribution fees did not change as a result of this transaction.

Pursuant to the Distribution Plans adopted by the Funds in accordance with Rule 12b-1 under the 1940 Act, each Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service Fees

	Equity Dividend	Natural Resources	Utilities and Telecommunications

Service	0.25%	—	—
Investor A	0.25%	0.25%	0.25%
Investor B	0.25%	0.25%	0.25%
Investor B1	—	—	0.25%
Investor C	0.25%	0.25%	0.25%
Investor C1	—	—	0.25%
Class R	0.25%	—	—

	Distribution Fees

	Equity Dividend	Natural Resources	Utilities and Telecommunications

Investor B	0.75%	0.75%	0.75%
Investor B1	—	—	0.50%
Investor C	0.75%	0.75%	0.75%
Investor C1	—	—	0.55%
Class R	0.25%	—	—

Pursuant to sub-agreements with the Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates the Distributor and each broker-dealer for providing shareholder servicing and/or distribution-related services to Investor A, Investor B, Investor B1, Investor C, Investor C1 and Class R shareholders.

For the year ended July 31, 2009, affiliates including Merrill Lynch, from August 1, 2008 to December 31, 2008 (after which Merrill Lynch was no longer considered an affiliate) earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

Investor A

Equity Dividend	$328,464
Natural Resources	$19,950
Utilities and Telecommunications	$9,696

For the year ended July 31, 2009, affiliates received contingent deferred sales charges relating to transactions in Investor B, Investor B1, Investor C and Investor C1 Shares as follows:

	Investor B	Investor B1	Investor C	Investor C1

Equity Dividend	$169,540	—	$291,810	—
Natural Resources	$57,665	—	$29,868	—
Utilities and Telecommunications	$3,763	$6,964	$2,567	$1

Furthermore, affiliates received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers relating to Investor A Shares as follows:

Investor A

Equity Dividend	$46,034
Natural Resources	$4,385
Utilities and Telecommunications	$201

The Funds have received an exemptive order from the SEC permitting it to lend portfolio securities to MLPF&S, a wholly owned subsidiary of Merrill Lynch or its affiliates. Pursuant to that order, the Funds have retained BIM as the securities lending agent for a fee based on a share of the income from investment of cash collateral. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Funds on such investments is shown as securities lending — affiliated in the Statements of Operations. For the year ended July 31, 2009, BIM received $5,328 and $2,632 in securities lending agent fees from Equity Dividend and Natural Resources, respectively.

In addition, MLPF&S from August 1, 2008 to December 31, 2008 (after which MLPF&S was no longer considered an affiliate) received commissions on the execution of portfolio security transactions for the Funds for the year ended July 31, 2009 as follows:

Equity Dividend	$206,301
Natural Resources	$1,260
Utilities and Telecommunications	$7,717

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Each class of the Funds bear the costs of transfer agent fees associated with such respective class. Transfer agency fees borne by each class of the Funds are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the

42	ANNUAL REPORT	JULY 31, 2009

Notes to Financial Statements (continued)

Funds, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates, including Merrill Lynch, from August 1, 2008 to December 31, 2008 (after which Merrill Lynch was no longer considered as an affiliate) provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended July 31, 2009, in return for these services which are included in transfer agent fees in the Statements of Operations, the Funds paid fees as follows:

Equity Dividend	$869,532
Natural Resources	$131,694
Utilities and Telecommunications	$48,446

The Funds may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Funds. For the year ended July 31, 2009, the Funds earned the following, which are included in income — affiliated in the Statements of Operations:

Equity Dividend	$676
Natural Resources	$456
Utilities and Telecommunications	$381

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended July 31, 2009, the following amounts have been accrued by the Funds to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

	Equity Dividend	Natural Resources	Utilities and Telecommunications

Institutional	$21,796	$1,583	$460
Service	$523	—	—
Investor A	$111,937	$12,437	$3,501
Investor B	$5,845	$1,862	$317
Investor B1	—	—	$185
Investor C	$28,845	$3,346	$354
Investor C1	—	—	$246
Class R	$3,769	—	—

For the year ended July 31, 2009, each Fund reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations as follows:

Accounting Services

Equity Dividend	$78,945
Natural Resources	$6,980
Utilities and Telecommunications	$2,052

Certain officers and/or directors/trustees of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2009 were as follows:

	Purchases	Sales

Equity Dividend	$2,157,349,843	$238,064,596
Natural Resources	$13,279,128	$9,520,069
Utilities and Telecommunications	$29,038,319	$42,219,693

5. Short-Term Borrowings:

Each Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2008 and was subsequently renewed until November 2009. The Funds may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Funds may borrow up to the maximum amount allowable under each Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Each Fund paid its pro rata share of 0.02% upfront fee on the aggregate commitment amount based on their net assets as of October 31, 2008. Each Fund pays a commitment fee of 0.08% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Funds did not borrow under the credit agreement during the year ended July 31, 2009.

ANNUAL REPORT	JULY 31, 2009	43

Notes to Financial Statements (continued)

6. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2009 attributable to foreign currency transactions and limitations on the utilization of capital loss carryforwards were reclassified to the following accounts:

	Equity Dividend	Natural Resources	Utilities and Telecom- munications

Paid-in capital	$(23,099,186)	—	—
Undistributed net investment income (accumulated net investment loss)	$109,590	$(247,135)	$7,931
Accumulated net realized loss	$22,989,596	$247,135	$(7,931)

The tax character of distributions paid during the fiscal year ended November 30, 2007, fiscal period ended July 31, 2008 and fiscal year ended July 31, 2009 was as follows:

	Equity Dividend	Natural Resources	Utilities and Telecom- munications

Ordinary income
7/31/2009	$89,504,181	—	$2,642,831
12/1/07 – 7/31/2008	—	—	$2,867,435
7/31/2008	$43,172,425	$127,197	—
11/30/2007	—	—	$2,087,526
Long-term capital gains
7/31/2009	—	$5,834,640	$4,331,927
12/1/07 – 7/31/2008	—	—	$13,962,299
7/31/2008	$23,736,260	$20,468,394	—
11/30/2007	—	—	—
Tax return of capital
7/31/2009	—	—	—
12/1/07 – 7/31/2008	—	—	—
7/31/2008	$1,859,316	—	—
11/30/2007	—	—	—

Total distributions
7/31/2009	$89,504,181	$5,834,640	$6,974,758

12/1/07 – 7/31/2008	—	—	$16,829,734

7/31/2008	$68,768,001	$20,595,591	—

11/30/2007	—	—	$2,087,526

As of July 31, 2009, the tax components of accumulated earnings (losses) were as follows:

	Equity Dividend	Natural Resources	Utilities and Telecommunications

Undistributed ordinary income	$7,055,869	—	$123,801
Capital loss carryforwards	(60,889,566)	$(3,394,198)	(3,372,478)
Net unrealized gains (losses)*	(586,364,564)	146,175,223	16,012,357

Total accumulated net earnings (losses)	$(640,198,261)	$142,781,025	$12,763,680

*

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, the timing and recognition of partnership income, and the difference between the book and tax treatment of certain stock lending transactions.

As of July 31, 2009, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires	Equity Dividend	Natural Resources	Utilities and Telecommunications

2016	$5,748,100	—	—
2017	55,141,466	$3,394,198	$3,372,478

Total	$60,889,566	$3,394,198	$3,372,478

7. Concentration, Market and Credit Risk:

Natural Resources and Utilities and Telecommunications invest a significant portion of their assets in securities in the Oil & Gas and Utilities sectors, respectively. Please see the Schedules of Investments for these securities. Changes in economic conditions affecting the Oil & Gas or Utilities sectors would have a greater impact on these Funds, and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Funds’ Statements of Assets and Liabilities.

44	ANNUAL REPORT	JULY 31, 2009

Notes to Financial Statements (continued)

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2009		Year Ended July 31, 2008

Equity Dividend	Shares	Amount	Shares	Amount

Institutional

Shares sold	85,273,667	$1,158,962,325	42,795,064	$832,513,912
Shares issued resulting from reorganization	1,132,399	14,892,266	—	—
Shares issued to shareholders in reinvestment of dividends and distributions	1,808,228	23,709,571	862,766	16,940,101

Total issued	88,214,294	1,197,564,162	43,657,830	849,454,013
Shares redeemed	(32,849,312)	(433,930,605)	(8,268,654)	(159,423,646)

Net increase	55,364,982	$763,633,557	35,389,176	$690,030,367

Service

Shares sold	2,147,319	$28,574,211	474,390	$9,254,982
Shares issued to shareholders in reinvestment of dividends and distributions	32,499	426,481	8,033	156,250

Total issued	2,179,818	29,000,692	482,423	9,411,232
Shares redeemed	(503,109)	(6,876,054)	(33,899)	(643,339)

Net increase	1,676,709	$22,124,638	448,524	$8,767,893

Investor A

Shares sold and automatic conversion of shares	128,665,167	$1,740,272,534	79,391,098	$1,543,286,832
Shares issued resulting from reorganization	15,149	198,923	—	—
Shares issued to shareholders in reinvestment of dividends and distributions	3,032,599	39,687,011	1,393,193	27,217,038

Total issued	131,712,915	1,780,158,468	80,784,291	1,570,503,870
Shares redeemed	(55,457,983)	(729,685,560)	(12,746,110)	(243,684,728)

Net increase	76,254,932	$1,050,472,908	68,038,181	$1,326,819,142

Investor B

Shares sold	1,704,379	$23,542,604	1,850,608	$36,327,081
Shares issued to shareholders in reinvestment of dividends and distributions	69,684	912,365	102,941	2,067,773

Total issued	1,774,063	24,454,969	1,953,549	38,394,854
Shares redeemed and automatic conversion of shares	(2,413,527)	(32,409,042)	(1,688,842)	(32,992,246)

Net increase (decrease)	(639,464)	$(7,954,073)	264,707	$5,402,608

Investor C

Shares sold	23,526,852	$315,477,746	19,517,178	$374,115,244
Shares issued resulting from reorganization	114	1,474	—	—
Shares issued to shareholders in reinvestment of dividends and distributions	605,163	7,757,816	468,965	9,133,821

Total issued	24,132,129	323,237,036	19,986,143	383,249,065
Shares redeemed	(11,953,498)	(154,732,240)	(3,378,715)	(63,763,675)

Net increase	12,178,631	$168,504,796	16,607,428	$319,485,390

Class R

Shares sold	11,884,889	$161,173,864	5,837,183	$113,592,642
Shares issued to shareholders in reinvestment of dividends and distributions	236,242	3,111,699	90,780	1,786,737

Total issued	12,121,131	164,285,563	5,927,963	115,379,379
Shares redeemed	(3,378,797)	(44,498,782)	(1,080,923)	(20,894,468)

Net increase	8,742,334	$119,786,781	4,847,040	$94,484,911

ANNUAL REPORT	JULY 31, 2009	45

Notes to Financial Statements (continued)

	Year Ended July 31, 2009		Year Ended July 31, 2008

Natural Resources	Shares	Amount	Shares	Amount

Institutional

Shares sold	721,381	$30,702,859	455,588	$33,979,339
Shares issued to shareholders in reinvestment of dividends and distributions	21,733	787,832	43,296	3,017,542

Total issued	743,114	31,490,691	498,884	36,996,881
Shares redeemed	(905,329)	(38,272,947)	(371,684)	(26,221,322)

Net increase (decrease)	(162,215)	$(6,782,256)	127,200	$10,775,559

Investor A

Shares sold and automatic conversion of shares	2,116,516	$85,633,415	1,500,327	$108,134,899
Shares issued to shareholders in reinvestment of dividends and distributions	78,069	2,776,988	132,467	9,080,524

Total issued	2,194,585	88,410,403	1,632,794	117,215,423
Shares redeemed	(1,752,753)	(77,814,756)	(937,569)	(65,666,264)

Net increase	441,832	$10,595,647	695,225	$51,549,159

Investor B

Shares sold	114,649	$4,463,330	120,456	$8,151,564
Shares issued to shareholders in reinvestment of dividends and distributions	12,362	408,559	27,561	1,772,057

Total issued	127,011	4,871,889	148,017	9,923,621
Shares redeemed and automatic conversion of shares	(325,419)	(13,754,126)	(242,812)	(15,852,040)

Net decrease	(198,408)	$(8,882,237)	(94,795)	$(5,928,419)

Investor C

Shares sold	919,536	$34,800,608	554,703	$37,046,240
Shares issued to shareholders in reinvestment of dividends and distributions	35,669	1,161,401	64,719	4,102,221

Total issued	955,205	35,962,009	619,422	41,148,461
Shares redeemed	(814,017)	(32,433,575)	(482,248)	(30,863,262)

Net increase	141,188	$3,528,434	137,174	$10,285,199

Utilities and Telecommunications	Year Ended July 31, 2009		Period December 1, 2007 to July 31, 2008		Year Ended November 30, 2007

	Shares	Amount	Shares	Amount	Shares	Amount

Institutional

Shares sold	327,663	$3,046,917	117,496	$1,866,129	217,408	$3,497,190
Shares issued to shareholders in reinvestment of dividends and distributions	108,979	1,054,924	154,025	2,497,817	24,104	396,264

Total issued	436,642	4,101,841	271,521	4,363,946	241,512	3,893,454
Shares redeemed	(611,411)	(6,028,445)	(266,658)	(4,194,303)	(462,683)	(7,520,256)

Net increase (decrease)	(174,769)	$(1,926,604)	4,863	$169,643	(221,171)	$(3,626,802)

46	ANNUAL REPORT	JULY 31, 2009

Notes to Financial Statements (concluded)

Utilities and Telecommunications (concluded)	Year Ended July 31, 2009		Period December 1, 2007 to July 31, 2008		Year Ended November 30, 2007

	Shares	Amount	Shares	Amount	Shares	Amount

Investor A

Shares sold and automatic conversion of shares	629,691	$6,648,204	801,097	$13,042,209	862,897	$13,948,915
Shares issued to shareholders in reinvestment of dividends and distributions	378,614	3,669,580	527,469	8,564,315	65,005	1,070,888

Total issued	1,008,305	10,317,784	1,328,566	21,606,524	927,902	15,019,803
Shares redeemed	(1,292,333)	(13,548,146)	(1,086,598)	(16,919,890)	(1,079,874)	(17,445,028)

Net increase (decrease)	(284,028)	$(3,230,362)	241,968	$4,686,634	(151,972)	$(2,425,225)

Investor B

Shares sold	32,062	$337,758	38,992	$622,875	83,999	$1,317,040
Shares issued to shareholders in reinvestment of dividends and distributions	4,710	45,191	6,636	107,088	363	5,996

Total issued	36,772	382,949	45,628	729,963	84,362	1,323,036
Shares redeemed	(51,540)	(525,621)	(18,125)	(276,076)	(25,594)	(415,323)

Net increase (decrease)	(14,768)	$(142,672)	27,503	$453,887	58,768	$907,713

Investor B1

Shares sold	32,874	$352,001	19,619	$309,207	53,667	$841,895
Shares issued to shareholders in reinvestment of dividends and distributions	25,815	248,940	54,218	881,620	4,743	77,065

Total issued	58,689	600,941	73,837	1,190,827	58,410	918,960
Shares redeemed and automatic conversion of shares	(360,956)	(3,869,331)	(203,847)	(3,212,222)	(556,886)	(8,780,653)

Net decrease	(302,267)	$(3,268,390)	(130,010)	$(2,021,395)	(498,476)	$(7,861,693)

Investor C

Shares sold	251,243	$2,467,863	144,664	$2,264,597	231,988	$3,690,344
Shares issued to shareholders in reinvestment of dividends and distributions	18,752	178,076	21,099	335,759	942	15,652

Total issued	269,995	2,645,939	165,763	2,600,356	232,930	3,705,996
Shares redeemed	(147,914)	(1,596,426)	(56,639)	(861,831)	(46,897)	(771,783)

Net increase	122,081	$1,049,513	109,124	$1,738,525	186,033	$2,934,213

Investor C1

Shares sold	40,047	$419,063	32,849	$508,255	53,963	$856,314
Shares issued to shareholders in reinvestment of dividends and distributions	47,865	456,610	77,966	1,251,599	6,160	99,484

Total issued	87,912	875,673	110,815	1,759,854	60,123	955,798
Shares redeemed	(216,475)	(2,248,663)	(152,481)	(2,335,822)	(274,092)	(4,252,049)

Net decrease	(128,563)	$(1,372,990)	(41,666)	$(575,968)	(213,969)	$(3,296,251)

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through September 25, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

ANNUAL REPORT	JULY 31, 2009	47

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust and the Shareholders and Board of Directors of BlackRock Utilities and Telecommunications Fund, Inc. (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust as of July 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Utilities and Telecommunications Fund, Inc. as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the period December 1, 2007 to July 31, 2008, and the year ended November 30, 2007, and the financial highlights for the respective periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust as of July 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Utilities and Telecommunications Fund, Inc. as of July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for the year ended July 31, 2009, the period December 1, 2007 to July 31, 2008, and the year ended November 30, 2007, and the financial highlights for the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
September 25, 2009

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the fiscal year ended July 31, 2009:

	Payable Date	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust	BlackRock Utilities and Telecommunications Fund, Inc.

Qualified Dividend Income for Individuals†*	10/24/08	100.00%	—	100.00%
	12/12/08	100.00%	—	100.00%
	4/24/09	100.00%	—	100.00%
	7/24/09	100.00%	—	100.00%

Dividends Qualifying for the Dividend Received Deduction for Corporations†*	10/24/08	90.75%	—	100.00%
	12/12/08	90.75%	—	100.00%
	4/24/09	100.00%	—	100.00%
	7/24/09	100.00%	—	100.00%

Long-Term Capital Gain Per Share	10/24/08	—	$0.788538	$0.445044

†	Expressed as a percentage of the ordinary income distributions.

*	The Funds hereby designate the percentages indicated above or the maximum amount allowable by law.

48	ANNUAL REPORT	JULY 31, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Trustees of BlackRock Equity Dividend Fund (the “Equity Dividend Fund”), the Board of Trustees of BlackRock Natural Resources Trust (the “Natural Resources Trust”) and the Board of Directors of BlackRock Utilities and Telecommunications Fund, Inc. (the “Utilities and Telecommunications Fund”) (collectively, the “Board,” and the members of which are referred to as “Board Members”) met on May 5, 2009 and June 4 – 5, 2009 to consider the approval of the funds’ investment advisory agreements (collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”) with respect to the funds. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” For simplicity, the Equity Dividend Fund, the Natural Resources Trust and the Utilities and Telecommunications Fund are referred to herein as the “Fund.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consisted of fifteen individuals, twelve of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), at the time of the Board’s approval of the Agreements. The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May 5, 2009 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper and, for the Natural Resources Trust, a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

ANNUAL REPORT	JULY 31, 2009	49

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

At an in-person meeting held on May 5, 2009, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May 5, 2009 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the June 4 – 5, 2009 Board meeting.

At an in-person meeting held on June 4 – 5, 2009, the Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and the Fund and the Sub-Advisory Agreements between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2010. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of at least one relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the May 5, 2009 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category and, for the Natural Resources Trust, a customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

50	ANNUAL REPORT	JULY 31, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board noted that the Equity Dividend Fund ranked in the second, first and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Natural Resources Trust ranked in the second, second and first quartiles against its Customized Lipper Peer Group for the one-, three- and five-year periods reported, respectively.

The Board noted that the Utilities and Telecommunications Fund ranked in the third, second and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin in general compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are consistent with margins earned by similarly situated publicly traded competitors.

In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Equity Dividend Fund’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were lower than or equal to the median contractual advisory fees paid by the Equity Dividend Fund’s Peers. The Board also noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit the Equity Dividend Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Natural Resources Trust’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were lower than or equal to the median contractual advisory fees paid by the Natural Resources Trust’s Peers.

The Board noted that the Utilities and Telecommunications Fund’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were lower than or equal to the median contractual advisory fees paid by the Utilities and Telecommunications Fund’s Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Fund. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

ANNUAL REPORT	JULY 31, 2009	51

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

E. Other Factors: The Board also took into account other ancillary or “fallout” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and the Fund for a one-year term ending June 30, 2010 and the Sub-Advisory Agreements between the Manager and Sub-Advisor with respect to the Fund for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

52	ANNUAL REPORT	JULY 31, 2009

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1]

Robert M. Hernandez 40 East 52nd Street New York, NY 10022 1944	Chairman of the Board, Director and Member of the Audit Committee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	35 Funds 101 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 40 East 52nd Street New York, NY 10022 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Director	Since 1998

Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.

				35 Funds 101 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 40 East 52nd Street New York, NY 10022 1944	Director	Since 1995	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	35 Funds 101 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Director	Since 2007

Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				35 Funds 101 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Director	Since 2002

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				35 Funds 101 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 40 East 52nd Street New York, NY 10022 1943	Director	Since 2007

Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board, GML (energy) since 2003.

				35 Funds 101 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Director	Since 2007	Professor, Harvard University since 1992.	35 Funds 101 Portfolios	None

ANNUAL REPORT	JULY 31, 2009	53

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Director	Since 2005

Trustee, Woods Hole Oceanographic Institute since 2003; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.

				35 Funds 103 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Director	Since 2007

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.

				35 Funds 103 Portfolios	None

Jean Margo Reid 40 East 52nd Street New York, NY 10022 1945	Director	Since 2004

Self-employed consultant since 2001; Director and Secretary, SCB, Inc. (holding company) since 1998; Director and Secretary, SCB Partners, Inc. (holding company) since 2000; Director, Covenant House (non-profit) from 2001 to 2004.

				35 Funds 103 Portfolios	None

David H. Walsh 40 East 52nd Street New York, NY 10022 1941	Director	Since 2003

Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.

				35 Funds 103 Portfolios	None

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Director and Member of the Audit Committee	Since 1987	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	35 Funds 103 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served for any of the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Funds’ board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha since 1995; Bruce R. Bond since 2005; Donald W. Burton since 2002; Stuart E. Eizenstat since 2001; Kenneth A. Froot since 2005; Robert M. Hernandez since 1996; John F. O’Brien since 2004; Roberta Cooper Ramo since 2000; Jean Margo Reid since 2004; David H. Walsh since 2003; Fred G. Weiss since 1998; and Richard R. West since 1978.

Effective August 1, 2009, Jean Margo Reid resigned as Director of the Funds. The Board wishes Ms. Reid well in her future endeavors.

54	ANNUAL REPORT	JULY 31, 2009

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Interested Directors[1]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Fund President[2] and Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.

				173 Funds 283 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Director	Since 2007

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

				35 Funds 101 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				173 Funds 283 Portfolios	None

[1]

Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]	Fund President for BlackRock Equity Dividend Fund.

ANNUAL REPORT	JULY 31, 2009	55

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years

Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Fund President[2] and Chief Executive Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006, First Vice President thereof from 1997 to 2005, Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2007	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s US Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Fund	Since 2007

Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of US Funds at BlackRock, Inc. since 2006; General Counsel (US) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Funds serve at the pleasure of the Board of Directors.

[2]	Fund President for BlackRock Natural Resources Trust and BlackRock Utilities and Telecommunications Fund, Inc.

Further information about the Funds’ Officers and Directors is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Custodians
State Street Bank and Trust Company
Boston, MA 02101[3]

The Bank of New York
New York, NY 10286[4]

JPMorgan Chase Bank, N.A.
Brooklyn, NY 11245[5]

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment
Management, LLC
Plainsboro, NJ 08536

Transfer Agent
PNC Global Investment Servicing (US) Inc.
Wilmington, DE 19809

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President of BlackRock Natural Resources Trust and BlackRock Utilities and Telecommunications Fund, Inc., and Chief Executive Officer of the Funds retired. The Funds’ Board of Directors wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President of BlackRock Natural Resources Trust and BlackRock Utilities and Telecommunications Fund, Inc., and Chief Executive Officer of the Funds, and Jeffrey Holland and Brian Schmidt became Vice Presidents of the Funds. Effective September 9, 2009, Brendan Kyne became a Vice President of the Funds.

[3]	For BlackRock Equity Dividend Fund

[4]	For BlackRock Natural Resources Trust

[5]	For BlackRock Utilities and Telecommunications Fund, Inc.

56	ANNUAL REPORT	JULY 31, 2009

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds vote proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

ANNUAL REPORT	JULY 31, 2009	57

Additional Information (concluded)

General Information (concluded)

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

58	ANNUAL REPORT	JULY 31, 2009

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Diversification Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
Prepared Portfolio 2010
Prepared Portfolio 2015
Prepared Portfolio 2020
Prepared Portfolio 2025
Prepared Portfolio 2030
Prepared Portfolio 2035
Prepared Portfolio 2040
Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

ANNUAL REPORT	JULY 31, 2009	59

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#EDNRUT-SAR-7/09

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Equity Dividend Fund	$29,300	$29,100	$0	$0	$6,100	$6,100	$1,028	$1,049

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

          The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

          Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Equity Dividend Fund	$414,628	$294,649

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Equity Dividend Fund

By:	/s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer of
BlackRock Equity Dividend Fund

Date: September 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Equity Dividend Fund

Date: September 22, 2009

By:	/s/ Neal J. Andrews

Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Equity Dividend Fund

Date: September 22, 2009